As filed with the Securities and Exchange Commission on January 30, 2004
                                                     Registration No. 333-111462
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------
                                    FORM N-14
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
    [X] Pre-Effective Amendment No. 1 [ ] Post-Effective Amendment No. ___
                              --------------------
                           PHOENIX EQUITY SERIES FUND
               (Exact Name of Registrant as Specified in Charter)
                              --------------------
                     c/o Phoenix Equity Planning Corporation
               101 Munson Street, Greenfield, Massachusetts 01301
                    (Address of Principal Executive Offices)
                                 (800) 243-1574
              (Registrant's Telephone Number, including Area Code)
                              --------------------
                              John R. Flores, Esq.
                       c/o Phoenix Life Insurance Company
               One American Row, Hartford, Connecticut 06102-5056
                     (Name and address of Agent for Service)

                          Copies of Communications to:

                               Lynn K. Stone, Esq.
                        Blazzard, Grodd & Hasenauer, P.C.
                               943 Post Road East
                           Westport, Connecticut 06880

                             Paul S. Schreiber, Esq.
                             Shearman & Sterling LLP
                              599 Lexington Avenue
                            New York, New York 10022

                              --------------------
                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this Registration Statement.

         It is proposed that this filing will become effective on _______, 2004, pursuant to Rule 488 under the Securities Act of 1933.

                              --------------------
      Title of Securities Being Registered: Shares of beneficial interest, no par value per share.

         Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, which permits registration of an indefinite number of shares of beneficial interest of the Registrant. Accordingly, no filing fee is due in connection with this Registration Statement.

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

                           PHOENIX EQUITY SERIES FUND

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 481(a)

                                                     Caption or Location in
Form N-14 Item No. and Caption                       Prospectus/Proxy Statement
------------------------------                       --------------------------

Part A Information Required in Prospectus/Proxy Statement
------
1.  Beginning of Registration Statement              Cover Page; Cross Reference Sheet
    and Outside Front Cover Page of Prospectus

2.  Beginning and Outside Back Cover                 Table of Contents
    Page of Prospectus

3.  Fee Table, Synopsis Information and Risk         Synopsis; Principal Risk Factors; Comparison of
    Factors                                          Investment Objectives and Policies

4.  Information about the Transaction                Synopsis; The Proposed Reorganization;
                                                     Comparative Information on Shareholder Rights;
                                                     Exhibit A (Form of Agreement and Plan of
                                                     Reorganization)

5.  Information about the Registrant                 Cover Page; Synopsis; Principal Risk Factors;
                                                     Comparison of Investment Objectives and
                                                     Policies; The Proposed Reorganization;
                                                     Comparative Information on Distribution
                                                     Arrangements; Comparative Information on
                                                     Shareholder Services; Comparative Information
                                                     on Shareholder Rights; Management and Other
                                                     Service Providers; Current Prospectus of Registrant

6.  Information about the Company Being              Synopsis; Comparison of Investment Objectives
    Acquired                                         and Policies; The Proposed Reorganization;
                                                     Comparative Information on Distribution
                                                     Arrangements; Comparative Information on
                                                     Shareholder Services; Comparative Information
                                                     on Shareholder Rights; Prospectus of the
                                                     Phoenix-Oakhurst Strategy Fund, dated
                                                     May 1, 2003, as supplemented

7.  Voting Information                               Synopsis; The Proposed Reorganization;
                                                     Comparative Information on Shareholder Rights;
                                                     Voting Information

8.  Interest of Certain Persons and Experts          The Proposed Reorganization

9.  Additional Information Required for              Not Applicable
    Reoffering By Persons Deemed to be
    Underwriters

                                                     Caption or Location in
Form N-14 Item No. and Caption                       Prospectus/Proxy Statement
------------------------------                       --------------------------

Part B:  Information Required in Statement of Additional Information

10. Cover Page                                       Cover Page

11. Table of Contents                                Table of Contents

12. Additional Information about the Registrant      Cover Page; Statement of Additional Information of Registrant,
                                                     dated December 31, 2003

13. Additional Information about the                 Cover Page; Statement of Additional Information of
    Company Being Acquired                           Phoenix Trust dated May 1, 2003, as supplemented

14. Financial Statements                             Annual Report of the Registrant for the year ended August
                                                     31, 2003; Annual Report of Phoenix Trust for the year ended
                                                     December 31, 2002; Semi-Annual Report of Phoenix Trust for
                                                     the six-month period ended June 30, 2003; and Pro Forma Financial
                                                     Statements

Part C:  Other Information

15. Indemnification                                  Indemnification

16. Exhibits                                         Exhibits

17. Undertakings                                     Undertakings

                         PHOENIX-OAKHURST STRATEGY FUND

                                   A SERIES OF
                                  PHOENIX TRUST
                          900 THIRD AVENUE, 31ST FLOOR
                               NEW YORK, NY 10022
                                 1-800-272-2700

                           --------------------------

                                                                January 30, 2004

Dear Shareholder:

   The Phoenix-Oakhurst Strategy Fund (the "Merged Series"), a series of Phoenix Trust (the "Trust"), will hold a Special Meeting of Shareholders at 2:00 p.m., local time, on March 19, 2004, at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut 06115. At the Special Meeting, the shareholders of the Merged Series will vote on an Agreement and Plan of Reorganization under which the Merged Series will be combined with the Phoenix-Oakhurst Growth & Income Fund (the "Surviving Series"), a series of Phoenix Equity Series Fund. The Surviving Series has a similar investment objective to that of the Merged Series. If the reorganization agreement is implemented, you will become a shareholder of the Surviving Series and will receive shares of the corresponding class of the Surviving Series with an aggregate net asset value equal to the aggregate net asset value of your investment in the Merged Series. No sales charge will be imposed in connection with the reorganization. Phoenix Investment Partners, Ltd. will pay all costs of the reorganization.

   The Board of Trustees of the Trust believes that the reorganization offers you the opportunity to pursue your goals in a larger fund. The Board of Trustees has carefully considered and has unanimously approved the proposed reorganization, as described in the accompanying materials, and believes that the reorganization is in the best interests of the Merged Series and its shareholders. Therefore, the Board of Trustees recommends that you vote in favor of the Agreement and Plan of Reorganization.

   We have enclosed a copy of the Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card. This card should be used to register your vote on the proposals to be acted upon at the Special Meeting. It is important for you to provide voting instructions with respect to the issues described in the accompanying Prospectus/Proxy Statement. We recommend that you read the Proxy Statement in its entirety as the explanations will help you to decide what voting instructions you would like to provide.

   Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of four ways:

         o        THROUGH THE INTERNET - www.eproxyvote.com/pzsax

         o        BY TELEPHONE - 877-779-8683

         o BY MAIL - using the enclosed Proxy Card(s) and postage paid envelope

         o        IN PERSON - at the Special Meeting

   We encourage you to vote by telephone or Internet; have your proxy card in hand, and call the number or go to the website and follow the instructions given there. Use of telephone or Internet voting will reduce the time and cost associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

   Please note that you may receive more than one proxy package if you hold shares of the Merged Series in more that one account. You should return separate proxy cards for each account. If you have any questions, please call 800-243-1574, between 8:00 a.m. and 6:00 p.m. Eastern time, Monday through Friday.

   YOUR VOTE ON THESE MATTERS IS IMPORTANT. PLEASE COMPLETE EACH PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED OR VOTE USING ONE OF THE OTHER METHODS DESCRIBED. PLEASE RESPOND - IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE PROMPTLY. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED.



                                   Sincerely,


                                   /s/ Philip R. McLoughlin
                                   Philip R. McLoughlin, President

                         PHOENIX-OAKHURST STRATEGY FUND

                            A SERIES OF PHOENIX TRUST
                          900 THIRD AVENUE, 31ST FLOOR
                               NEW YORK, NY 10022
                                 1-800-272-2700

                           --------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 19, 2004

TO THE SHAREHOLDERS:

   The Phoenix-Oakhurst Strategy Fund, a series of Phoenix Trust, a Delaware Statutory Trust, will hold a Special Meeting of Shareholders at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut 06115, on March 19, 2004 at 2:00 p.m., local time, for the following purposes:

   1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization, dated March 19, 2004, and the transactions it contemplates, including (a) the transfer of all or substantially all of the assets of the Phoenix-Oakhurst Strategy Fund, a series of the Phoenix Trust, to the Phoenix-Oakhurst Growth & Income Fund, a series of Phoenix Equity Series Fund, in exchange solely for shares of the corresponding class of the Phoenix-Oakhurst Growth & Income Fund and the assumption by the Phoenix-Oakhurst Growth & Income Fund of all liabilities of the Phoenix-Oakhurst Strategy Fund and (b) the distribution of the shares of the Phoenix-Oakhurst Growth & Income Fund so received to shareholders of the Phoenix-Oakhurst Strategy Fund in complete liquidation of the Phoenix-Oakhurst Strategy Fund.

   2. To consider and act upon any other business as may properly come before the meeting and any adjournment(s) thereof.

   You are entitled to vote at the meeting and any adjournment(s) if you owned shares of the Phoenix-Oakhurst Strategy Fund at the close of business on January 13, 2004.

   Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of the following ways:

         o        THROUGH THE INTERNET - www.eproxyvote.com/pzsax

         o        BY TELEPHONE - 877-779-8683

         o BY MAIL - using the enclosed Proxy Card(s) and postage paid envelope

         o        IN PERSON - at the Special Meeting

   We encourage you to vote by telephone, or Internet; have your proxy card in hand, and call the number or go to the website and follow the instructions given there. Use of telephone or Internet voting will reduce the time and cost associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

   If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted "FOR" the proposal noticed above.

                                  By Order of the Board of Trustees of
                                  Phoenix Trust


                                  MARC BALTUCH
                                  SECRETARY

New York, NY
January 30, 2004

                            INTENTIONALLY LEFT BLANK

                      PHOENIX-OAKHURST GROWTH & INCOME FUND

                     A SERIES OF PHOENIX EQUITY SERIES FUND
                     C/O PHOENIX EQUITY PLANNING CORPORATION
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301
                                 1-800-243-1574

                         PHOENIX-OAKHURST STRATEGY FUND

                            A SERIES OF PHOENIX TRUST
                          900 THIRD AVENUE, 31ST FLOOR
                            NEW YORK, NEW YORK 10022
                                 1-800-272-2700

                           PROSPECTUS/PROXY STATEMENT

                               DATED January 30, 2004

   This Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of Phoenix Trust (the "Trust"), for use at the Special Meeting of Shareholders of the Phoenix-Oakhurst Strategy Fund (the "Merged Series") to be held at 2:00 p.m., local time, on March 19, 2004 at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut 06115 and at any adjournment(s).

   The purpose of the meeting is to consider an Agreement and Plan of Reorganization that would effect the reorganization of the Merged Series into the Phoenix-Oakhurst Growth & Income Fund ("Surviving Series"), a series of Phoenix Equity Series Fund (the "Acquiring Trust"), as described below. Under the reorganization agreement, all or substantially all of the assets of the Merged Series would be transferred to the Surviving Series in exchange solely for shares of the corresponding classes in the Surviving Series and the assumption by the Surviving Series of all liabilities of the Merged Series. These shares of the Surviving Series would then be distributed pro rata to the shareholders of the corresponding classes of the Merged Series, and then the Merged Series would be liquidated. As a result of the proposed transactions, each shareholder of the Merged Series would receive a number of full and fractional shares of the corresponding class of the Surviving Series with an aggregate net asset value equal to the aggregate net asset value of the shareholder's Merged Series shares on the effective date of the reorganization.

   The Surviving Series and the Merged Series are each portfolio series of open-end management investment companies. The Surviving Series has an investment objective to seek dividend growth, current income and capital appreciation. The Merged Series has an investment objective of increasing the value of your investment over the long term (capital appreciation) consistent with preserving capital and reducing portfolio exposure to market risk. Phoenix Investment Counsel, Inc. ("PIC") is employed as the investment advisor for the Surviving Series. Phoenix/Zweig Advisers LLC ("PZA") is the investment advisor for the Merged Series.

   This Prospectus/Proxy Statement, which you should retain for future reference, sets forth concisely the information that you should know about the Merged Series, the Surviving Series, and the transactions contemplated by the reorganization agreement. As used in this Prospectus/Proxy Statement, the term "series" collectively refers to the Merged Series and the Surviving Series. The term "trusts" collectively refers to the Trust and the Acquiring Trust.

   Additional information about the Surviving Series and the Acquiring Trust is included in the Surviving Series' Prospectus accompanying this document and is incorporated by reference herein. Further information about the Surviving Series and the Acquiring Trust is included in the Statement of Additional Information for the Surviving Series, dated December 31, 2003, which has been filed with the SEC and is incorporated by reference herein. A copy of the Surviving Series' Statement of Additional Information may be obtained without charge by contacting Phoenix Equity Planning Corporation at 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480, or by telephoning Phoenix Equity Planning Corporation toll-free at 1-800-243-4361.

   Additional information about the Merged Series is included in the current Prospectus of the Merged Series, dated May 1, 2003, as supplemented. A copy of the Merged Series Prospectus has been filed with the SEC, and is incorporated by reference herein. Further information about the Merged Series is included in the Statement of Additional Information for the Merged Series, dated May 1, 2003, as supplemented, which also has been filed with the SEC and is incorporated by reference herein. A copy of the Merged Series' Prospectus and Statement of Additional Information may be obtained without charge by contacting Phoenix Equity Planning Corporation at 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480, or by telephoning Phoenix Equity Planning Corporation toll-free at 1-800-243-4361.

   A Statement of Additional Information to this Prospectus/Proxy Statement dated January 30, 2004 relating specifically to the proposed transfer of all or substantially all of the assets and certain identified liabilities of Phoenix-Oakhurst Strategy Fund, a series of Phoenix Trust, to Phoenix-Oakhurst Growth & Income Fund, in exchange for shares of the corresponding class of the Phoenix-Oakhurst Growth & Income Fund, is incorporated herein by reference. A copy of the Statement of Additional Information to this Prospectus/Proxy Statement may be obtained without charge by contacting Phoenix Equity Planning Corporation at 56 Prospect Street, P.O. Box 150480, Hartford, Connecticut 06115-0480, or by telephoning Phoenix Equity Planning Corporation toll-free at 1-800-243-4361.

   The Trust files reports, proxy materials and other information with the SEC. You may inspect those reports, proxy materials and other information at the public reference facilities maintained by the SEC at 450 Fifth Street N.W., Washington, D.C. 20549. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, Washington, D.C. 20549, at prescribed rates, or at no charge from the EDGAR database on the SEC's web site at www.sec.gov.

   This Prospectus/Proxy Statement constitutes the proxy statement of the Merged Series for the Special Meeting and the prospectus for shares of the Surviving Series that have been registered with the SEC and are being issued in connection with the reorganization. This Prospectus/Proxy Statement is expected to first be sent to shareholders on or about February 3, 2004.

                                ---------------

THE SECURITIES OF THE SURVIVING SERIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE DISCLOSURE IN THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                ---------------

The date of this Prospectus/Proxy Statement is January 30, 2004.

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

SYNOPSIS.................................................................    5

PRINCIPAL RISK FACTORS...................................................   11

THE PROPOSED REORGANIZATION..............................................   12

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES.........................   17

COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS.....................   19

COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES..........................   20

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS............................   21

FISCAL YEAR..............................................................   22

MANAGEMENT AND OTHER SERVICE PROVIDERS...................................   22

VOTING INFORMATION.......................................................   22

MISCELLANEOUS............................................................   25

OTHER BUSINESS...........................................................   33

                            INTENTIONALLY LEFT BLANK

                                    SYNOPSIS

BACKGROUND

   The proposed reorganization is the outcome of deliberations by the Boards of Trustees of the two trusts. PZA and PIC, the advisors to the Merged Series and the Surviving Series, respectively, recommended that the Trustees of the respective trusts consider the benefits that the shareholders would realize if the Merged Series was to be combined with the Surviving Series. In response to their recommendation, the independent trustees of each trust requested that management outline a specific reorganization proposal for their consideration and provide an analysis of the specific benefits that shareholders would realize from the proposal. Independent trustees are trustees who are not "interested persons" of their respective trusts (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")). After considering the specific reorganization proposal, the Trustees of the Trust and the Acquiring Trust, including the independent trustees, at meetings held on November 12, 2003 and November 19, 2003, respectively, unanimously approved the reorganization.

SUMMARY OF THE PROPOSED REORGANIZATION

   The reorganization will be effected in accordance with the terms of a reorganization agreement, a form of which is attached to this Prospectus/Proxy Statement as Exhibit A. The reorganization agreement provides for:

         o the acquisition of all or substantially all of the assets of the Merged Series by the Surviving Series in exchange solely for shares of the corresponding class in the Surviving Series;

         o the assumption by the Surviving Series of all liabilities of the Merged Series;

         o the pro rata distribution of the corresponding class of the Surviving Series shares to the Merged Series shareholders in exchange for the outstanding Merged Series shares; and

         o   the liquidation of the Merged Series.

   The reorganization is anticipated to occur on or about March 26, 2004. If the reorganization agreement is implemented, each Merged Series shareholder will receive a number of full and fractional shares of the corresponding class of the Surviving Series shares with an aggregate net asset value equal to the aggregate net asset value of his or her Merged Series shares as of the closing date of the reorganization.

   The implementation of the reorganization agreement is subject to a number of conditions set forth in the reorganization agreement. See "The Proposed Reorganization." Among the significant conditions (which may not be waived) are:

         o the receipt by each trust of an opinion of counsel as to the Federal income tax consequences of the reorganization; and

         o the approval of the reorganization agreement by the shareholders of the Merged Series.

   The reorganization agreement provides that Phoenix Investment Partners, Ltd. will bear all costs and expenses of the reorganization, including the costs of the Special Meeting, the costs and expenses incurred in the preparation and mailing of the notice, this Prospectus/Proxy Statement and the proxy, and the solicitation of proxies.

INVESTMENT OBJECTIVES AND POLICIES

   The investment objectives and principal investment strategies of the Merged Series and the Surviving Series are similar:

         o The Merged Series has an investment objective of increasing the value of the shareholder's investment over the long term (capital appreciation) consistent with preserving capital and reducing portfolio exposure to market risk. The Surviving Series has an investment objective to seek dividend growth, current income and capital appreciation.

         o The Merged Series' advisor uses a quantitative value strategy that selects equity securities based on value criteria such as price to earnings, sales and cash flows and growth criteria such as earnings per share. The strategy emphasizes securities of companies relatively undervalued to the market in general and with improving fundamentals. The advisor invests nearly all of the Merged Series' assets in common stocks and other equity securities, rather than holding significant amounts of cash and short-term instruments. Under normal circumstances, the Surviving Series invests at least 80% of its assets in common stocks or other equity securities; however, the advisor intends to invest nearly all of the Series' assets in common stocks and other equity securities, rather than holding significant amounts of cash and short-term investments. The Surviving Series has a greater focus on income and dividends.

   Both the Merged Series and the Surviving Series invest in equity securities with capital appreciation as an objective. The Series differ because the Merged Series invests over the long term (capital appreciation) consistent with preserving capital. Conversely, the Surviving Series, however, also invests in equity securities seeking dividend growth and current income.

   You may also see "Principal Risk Factors" and "Comparison of Investment Objectives and Policies" below, for further information on the similarities and differences between the investment objectives, policies and risks of the Surviving Series and the Merged Series. You can also find additional information for the Surviving Series in its Prospectus.

DISTRIBUTION AND PURCHASE ARRANGEMENTS

   Each of the Merged Series and the Surviving Series currently offers three classes of shares: Class A, Class B and Class C shares. Shares are offered to the public at a price equal to the net asset value per share plus applicable sales and distribution charges. For Class A Shares of each series, sales charges are imposed at the time of purchase. For Class B and Class C Shares of each series, sales charges are imposed on a contingent deferred basis.

   See "Comparative Information on Distribution Arrangements", below, for further information on the distribution arrangements of each series. You can also find additional information on distribution arrangements for the Surviving Series in its Prospectus.

DIVIDENDS AND DISTRIBUTIONS

   The Merged Series and the Surviving Series distributes net investment income semi-annually. Both series distribute net realized capital gains, if any, at least annually.

   All dividends and distributions of the Merged Series and the Surviving Series are paid in additional shares of the respective series unless shareholders elect to receive cash. You can also find additional information on dividends and distributions for the Surviving Series in its Prospectus.

EXCHANGES

   The Merged Series and the Surviving Series currently offer shareholders identical exchange privileges. Shareholders of the Merged Series and the Surviving Series may exchange their shares for shares of a corresponding class of shares of other affiliated Phoenix funds.

   On exchanges with corresponding classes of shares that carry a different contingent deferred sales charge schedule, the contingent deferred sales charge schedule of the original shares purchased continues to apply. You can also find additional information on the Surviving Series' exchange privileges in its Prospectus.

REDEMPTION PROCEDURES

   Shareholders of both the Merged Series and the Surviving Series may redeem their shares at a redemption price equal to the net asset value of the shares (minus any applicable contingent deferred sales charge) as next determined following the receipt of a redemption order in proper form. Ordinarily, payments of redemption proceeds for redeemed Merged Series and Surviving Series shares are made within seven days after receipt of a redemption request in proper form. See "Comparative Information on Shareholder Services" for more information. You can also find additional information on the Surviving Series' redemption procedures in its Prospectus.

FEDERAL TAX CONSEQUENCES OF PROPOSED REORGANIZATION

   At the closing of the reorganization, the Trust and the Acquiring Trust will receive an opinion of counsel, subject to certain assumptions and representations, that:

         o no gain or loss will be recognized by the Merged Series on the transfer of the assets of the Merged Series to the Surviving Series in exchange for Surviving Series shares and the assumption by the Surviving Series of all liabilities of the Merged Series or upon the distribution of Surviving Series shares to the Merged Series shareholders in exchange for their shares of the Merged Series;

         o the aggregate tax basis of the Surviving Series shares, including any fractional shares, received by each shareholder of the Merged Series pursuant to the reorganization will be the same as the aggregate tax basis of the Merged Series shares held by such shareholder immediately prior to the reorganization; and

         o the holding period of the Surviving Series shares, including fractional shares, to be received by each shareholder of the Merged Series will include the period during which the Merged Series shares exchanged therefor were held by such shareholder (provided that the Merged Series shares were held as a capital asset on the date of the reorganization).

   See "The Proposed Reorganization--Federal Income Tax Consequences" for more information.

RISK FACTORS

   The Merged Series and the Surviving Series are each subject to general investment risk. Because the Merged Series invests in growth stocks and, typically growth stocks make little or no dividend payments, investment return is based on a stock's capital appreciation. Growth stocks are more susceptible than non-growth stocks to market increases and decreases. Conversely, the Surviving Series intends to be fully invested in equity securities which will cause the net asset value to decrease more quickly if the value of such securities decreases as compared to a series that holds a larger amount of cash. The Surviving Series seeks to outperform the S&P 500 Index in average total return and dividend yield. The performance of the S&P 500 Index may be negative. Therefore the series may outperform the S&P 500 Index and still have a negative return. Investors can lose money by investing in either series. There is no assurance that either series will meet its investment objective. You may also see "Principal Risk Factors" for the principal risks associated with an investment in each series.

MANAGEMENT AND OTHER SERVICE PROVIDERS

   As the investment advisor for the Surviving Series, PIC is responsible for managing the Surviving Series' investment program and its general operations, as well as for the day-to-day management of the Surviving Series' portfolio. PZA, the investment advisor for the Merged Series, is responsible for managing the Merged Series' investment program and general operations as well as the day-to-day management of the Merged Series' portfolio.

   Steven L. Colton serves as portfolio manager of the Merged Series and the Surviving Series, and Dong Zhang serves as a member of the team that manages the Merged Series and the Surviving Series. Mr. Colton is Senior Vice President of PZA and joined PIC, as Managing Director, Value Equities in 1997. Mr. Zhang joined PIC in 1997.

COMPARATIVE FEE TABLES

   The tables below are designed to assist an investor in understanding the various direct and indirect costs and expenses associated with an investment in the relevant class of shares of each series. The following tables show shareholder transaction expenses currently applicable to the purchase of shares of both series. These expenses will remain in effect as to the combined Surviving Series following the reorganization.

SURVIVING SERIES                                            CLASS A              CLASS B               CLASS C
                                                     ----------------------- ----------------- -----------------------
Shareholder Fees (paid directly from your
   investment)
Maximum Sales Charge (Load) Imposed on Purchase
   (as a percentage of offering price)                       5.75%                None                  None
Maximum Deferred Sales Charge (Load) (as a
   percentage of the lesser of the value redeemed
   or the amount invested)                                   None                 5%(a)                 1%(b)
Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends                                                 None                 None                  None
Redemption Fee                                               None                 None                  None
Exchange Fee                                                 None                 None                  None


MERGED SERIES                                               CLASS A              CLASS B               CLASS C
                                                     ----------------------- ----------------- -----------------------
Shareholder Fees (paid directly from your
   investment)
  Maximum Sales Charge (Load) Imposed on Purchase
   (as a percentage of offering price)                       5.75%                None                  None
  Maximum Deferred Sales Charge (Load) (as a
   percentage of the lesser of the value redeemed
   or the amount invested)                                   None(c)              5%(d)                 1.25%(b)
  Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends                                                 None                 None                  None
  Redemption Fee                                             None                 None                  None
  Exchange Fee                                               None                 None                  None

---------------
(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.
(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(c) A 1% contingent deferred sales charge is imposed on redemptions within the first 12 months of purchases of $1 million or more originally purchased without an initial sales charge.
(d) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year.

   The tables below also includes pro forma information for the combined Surviving Series resulting from the reorganization assuming the reorganization took place on August 31, 2003, and after adjusting such information to reflect current fees. The expense information for the Surviving Series and the Merged Series is based upon expenses for the twelve months ended August 31, 2003.

  As indicated in the following tables, immediately upon effectiveness of the reorganization, the "Total Annual Fund Operating Expenses" for the combined Surviving Series are expected to be lower than the "Total Annual Fund Operating Expenses" for the Merged Series.

                                                                            CLASS A SHARES
                                                     -----------------------------------------------------------------
                                                                                                 PRO FORMA COMBINED
                                                         SURVIVING SERIES      MERGED SERIES       SURVIVING SERIES
                                                     ----------------------- ----------------- -----------------------
Annual Fund Operating Expenses
   (expenses that are deducted, from fund assets)
   Management Fees                                           0.75%                0.75%                  0.75%
   Distribution and Service (12b-1) Fees(b)                  0.25%                0.30%                  0.25%
   Other Expenses                                            0.45%                0.62%                  0.44%

Total Annual Fund Operating Expenses                         1.45%(a)             1.67%                  1.44%(a)


                                                                            CLASS B SHARES
                                                     -----------------------------------------------------------------
                                                                                                 PRO FORMA COMBINED
                                                        SURVIVING SERIES      MERGED SERIES       SURVIVING SERIES
                                                     ----------------------- ----------------- -----------------------
Annual Fund Operating Expenses
   (expenses that are deducted, from fund assets)
   Management Fees                                           0.75%                0.75%                  0.75%
   Distribution and Service (12b-1) Fees(b)                  1.00%                1.00%                  1.00%
   Other Expenses                                            0.45%                0.62%                  0.44%

Total Annual Fund Operating Expenses                         2.20%(a)             2.37%                  2.19%(a)


                                                                            CLASS C SHARES
                                                     -----------------------------------------------------------------
                                                                                                 PRO FORMA COMBINED
                                                        SURVIVING SERIES      MERGED SERIES       SURVIVING SERIES
                                                     ----------------------- ----------------- -----------------------
Annual Fund Operating Expenses
   (expenses that are deducted, from fund assets)
   Management Fees                                           0.75%                0.75%                  0.75%
   Distribution and Service (12b-1) Fees(b)                  1.00%                1.00%                  1.00%
   Other Expenses                                            0.45%                0.62%                  0.44%

Total Annual Fund Operating Expenses                         2.20%(a)             2.37%                  2.19%(a)
---------------

   (a) The Surviving Series' investment advisor has voluntarily agreed to reimburse through December 31, 2004 the Surviving Series' expenses (excluding interest, taxes, brokerage fees, commissions and extraordinary expenses) other than Management Fees and Distribution and Service Fees to the extent that such expenses exceed 0.25% of each class of shares. Actual Total Annual Fund Operating Expenses, after expense reimbursement were 1.25% for Class A Shares, 2.00% for Class B Shares and 2.00% for Class C Shares for the fiscal year ended August 31, 2003.
   (b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the NASD.

EXAMPLE

   These examples illustrate the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. They assume a 5% annual return, the reinvestment of all dividends and distributions and "Annual Fund Operating Expenses" remaining the same each year. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after seven years with respect to the Merged Series and after eight years with respect to the Surviving Series. These examples are hypothetical; actual series expenses and returns vary from year to year and may be higher or lower than those shown.

   Fees and expenses if you redeemed your shares at the end of each time period:

--------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                 1 YEAR             3 YEARS             5 YEARS             10 YEARS
--------------------------------------------------------------------------------------------------------------------------

Surviving Series                               $714               $1,007              $1,322              $2,210
--------------------------------------------------------------------------------------------------------------------------

Merged Series                                  $735               $1,071              $1,430              $2,438
--------------------------------------------------------------------------------------------------------------------------

Pro Forma Combined Surviving Series            $713               $1,004              $1,317              $2,200
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                1 YEAR             3 YEARS             5 YEARS             10 YEARS
--------------------------------------------------------------------------------------------------------------------------

Surviving Series                               $623                 $888              $1,180              $2,344
--------------------------------------------------------------------------------------------------------------------------

Merged Series                                  $640               $1,039              $1,365              $2,451
--------------------------------------------------------------------------------------------------------------------------

Pro Forma Combined Surviving Series            $622                 $885              $1,175              $2,334
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                1 YEAR             3 YEARS             5 YEARS             10 YEARS
--------------------------------------------------------------------------------------------------------------------------

Surviving Series                               $323                 $688              $1,180              $2,534
--------------------------------------------------------------------------------------------------------------------------

Merged Series                                  $365                 $739              $1,265              $2,706
--------------------------------------------------------------------------------------------------------------------------

Pro Forma Combined Surviving Series            $322                 $685              $1,175              $2,524
--------------------------------------------------------------------------------------------------------------------------

   Fees and expenses if you did not redeem your shares at the end of each time period:

--------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                1 YEAR             3 YEARS             5 YEARS             10 YEARS
--------------------------------------------------------------------------------------------------------------------------

Surviving Series                               $714               $1,007              $1,322              $2,210
--------------------------------------------------------------------------------------------------------------------------

Merged Series                                  $735               $1,071              $1,430              $2,438
--------------------------------------------------------------------------------------------------------------------------

Pro Forma Combined Surviving Series            $713               $1,004              $1,317              $2,200
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                 1 YEAR             3 YEARS             5 YEARS            10 YEARS
--------------------------------------------------------------------------------------------------------------------------

Surviving Series                               $223                 $688              $1,180              $2,344
--------------------------------------------------------------------------------------------------------------------------

Merged Series                                  $240                 $739              $1,265              $2,451
--------------------------------------------------------------------------------------------------------------------------

Pro Forma Combined Surviving Series            $222                 $685              $1,175              $2,334
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                 1 YEAR             3 YEARS             5 YEARS            10 YEARS
--------------------------------------------------------------------------------------------------------------------------

Surviving Series                               $223                 $688              $1,180              $2,534
--------------------------------------------------------------------------------------------------------------------------

Merged Series                                  $240                 $739              $1,265              $2,706
--------------------------------------------------------------------------------------------------------------------------

Pro Forma Combined Surviving Series            $222                 $685              $1,175              $2,524
--------------------------------------------------------------------------------------------------------------------------

   Note: Actual expenses for the Surviving Series may be lower than those shown in the example above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the Surviving Series' investment advisor. In the same manner, the voluntary management fee waiver for the Merged Series is not reflected.

   The purpose of the tables above is to help the investor understand the various costs and expenses that the investor will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN SHOWN.

                             PRINCIPAL RISK FACTORS

   The following highlights the principal risk factors associated with an investment in the Surviving Series and the Merged Series and is qualified in its entirety by the more extensive discussion of risk factors in the Prospectuses and Statements of Additional Information of the Surviving Series and the Merged Series. The risk factors shown below apply to both series.

   An investment in each series is subject to specific risks arising from the types of securities in which the series invests and general risks arising from investing in any mutual fund. You can lose money by investing in either series. There is no assurance that either series will meet its investment objective.

GENERAL

   The value of the investments of the Merged Series and the Surviving Series that supports your share value can decrease. If between the time you purchase shares and the time you sell shares the value of your series' investments decreases, you will lose money.

   Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which your series invests can be worse than expected and investments may fail to perform as each series' advisor expects. As a result, the value of your shares may decrease.

   The Merged Series and the Surviving Series are each subject to general investment risk. Because the Merged Series invests in growth stocks, and typically growth stocks make little or no dividend payments, investment return is based on a stock's capital appreciation. Growth stocks are more susceptible than non-growth stocks to market increases and decreases. Conversely, the Surviving Series intends to be fully invested in equity securities which will cause the net asset value to decrease more quickly if the value of such securities decreases as compared to a series that holds a larger amount of cash. The Surviving Series seeks to outperform the S&P 500 Index in average total return and dividend yield. The performance of the S&P 500 Index may be negative. Therefore the series may outperform the S&P 500 Index and still have a negative return.

FULLY INVESTED IN EQUITY SECURITIES

   The net asset value of a series that intends to be fully invested in securities will decrease more quickly if the value of such securities decreases as compared to a series that holds larger cash positions.

S&P 500 INDEX COMPARISON

   The performance of the S&P 500 Index, the benchmark of each series, can be negative. Although the series may outperform the S&P 500 Index, each series may still have a negative return.

                           THE PROPOSED REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

   The terms and conditions under which the proposed reorganization may be consummated are set forth in the reorganization agreement. Significant provisions of the reorganization agreement are summarized below. This summary, however, is qualified in its entirety by reference to the reorganization agreement, a form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

   The Agreement and Plan of Reorganization contemplates:

   o the acquisition by the Surviving Series, on the closing date of the reorganization, of all or substantially all of the assets of the Merged Series in exchange solely for shares of the corresponding class of the Surviving Series and the assumption by the Surviving Series of all liabilities of the Merged Series; and

   o the distribution of shares of the corresponding class of the Surviving Series to the shareholders of the Merged Series in exchange for their respective shares of the Merged Series.

   The assets of the Merged Series to be acquired by the Surviving Series include all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivables which are owned by the Merged Series and any deferred or prepaid expenses shown as an asset on the books of the Merged Series on the closing date of the reorganization. The Surviving Series will assume all liabilities, accrued or contingent expenses, costs, charges, and reserves of the Merged Series reflected on an unaudited statement of assets and liabilities as of the closing date. The closing of the reorganization will occur following satisfaction (or waiver) of the conditions to closing set forth in the reorganization agreement (currently anticipated to be on or about March 26, 2004), or such later date as the parties may agree.

   The value of the Merged Series' assets to be acquired and the Merged Series' liabilities to be assumed by the Surviving Series and the net asset value of each class of shares of the Surviving Series will be determined immediately after the close of regular trading on the New York Stock Exchange on the closing date, using the valuation procedures set forth in the series' then current Prospectus and Statement of Additional Information. The number of shares of each class of the Surviving Series to be issued to the Merged Series will be determined by dividing (a) the value of the aggregate net assets attributable to each class of shares of the Merged Series by (b) the net asset value per share of the corresponding class of the Surviving Series.

   On the closing date, the Merged Series will liquidate and distribute pro rata to its shareholders of record the Surviving Series shares received by the Merged Series in exchange for their respective shares in the Merged Series. This liquidation and distribution will be accomplished by opening an account on the books of the Surviving Series in the name of each shareholder of record of the Merged Series and by crediting to each account the shares due pursuant to the reorganization. Every Merged Series shareholder will own shares of the corresponding class of the Surviving Series immediately after the reorganization, the value of which will be equal to the value of the shareholder's Merged Series shares immediately prior to the reorganization.

   At or prior to the closing date, the Merged Series will declare a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to the Merged Series shareholders all of the Merged Series' investment company taxable income for all taxable years ending at or prior to the closing date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized (after reduction for any capital loss carry-forward) in all taxable years ending at or prior to the closing date.

   Subject to certain limitations on liability, the Surviving Series has agreed to indemnify and hold harmless the Trustees of the Trust who are not "interested persons" of the advisor or distributor of the Merged Series (the "Independent Trustees") from and against any and all claims, costs, expenses (including reasonable attorneys' fees), losses and liabilities of any sort or kind (collectively "Liability") which may be asserted against them or for which the Independent Trustees may become liable arising out of or attributable to the transactions contemplated by the reorganization agreement, provided that any Independent Trustee seeking the benefit of this indemnification shall not have materially contributed to the creation of such Liability by acting in a manner contrary to his or her fiduciary duties as a trustee under the 1940 Act.

   The consummation of the reorganization is subject to a number of conditions set forth in the reorganization agreement. Certain of these conditions may be waived by the Board of Trustees or by an authorized officer of each trust, as appropriate.

   Among the significant conditions which may not be waived are: (a) the receipt by the Trust and the Acquiring Trust of an opinion of counsel as to certain Federal income tax aspects of the reorganization and (b) the approval of the reorganization agreement by the shareholders of the Merged Series. The Plan may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders of the Merged Series, prior to the closing date, by either party by resolution of its Board of Trustees. In addition, the reorganization agreement may be amended by mutual agreement, except that no amendment may be made to the reorganization agreement subsequent to the Special Meeting that would change the provisions for determining the number of Surviving Series shares to be issued to shareholders of the Merged Series without their further approval.

REASONS FOR THE REORGANIZATION

   The proposed reorganization is the outcome of the deliberation by the Boards of Trustees of the trusts. The advisors to each series recommended that the Trustees of each trust consider the benefits that shareholders would realize if the Merged Series were to be combined with the Surviving Series. In response to this recommendation, the independent trustees of each trust requested that management outline a specific reorganization proposal for their consideration and provide an analysis of the specific benefits to be realized by shareholders from the proposal.

   In the course of their review, the Trustees of the Trust noted that the reorganization would be a means of combining two series with similar investment objectives and principal investment strategies and would permit the shareholders of the Merged Series to pursue their investment goals in a larger fund. In reaching this conclusion, the Board considered a number of additional factors, including the following:

   o the reorganization could result in economies of scale through the spreading of fixed costs over a larger asset base;

   o the total expense ratio of the combined Surviving Series following the reorganization is projected to be slightly lower than the current total expense ratio of the Merged Series;

   o the reorganization provides for continuity of distribution and shareholder servicing arrangements; and

   o the reorganization will not result in the recognition of any gain or loss for federal income tax purposes either to the Merged Series or the Surviving Series or to the shareholders of either of the series.

   After considering these and other factors, the Board of Trustees of the Trust, including the independent trustees, unanimously concluded at a meeting held on November 12, 2003 that the reorganization would be in the best interests of the Merged Series and its shareholders and that the interests of existing Merged Series' shareholders will not be diluted as a result of the transactions contemplated by the reorganization. The Board of Trustees of the Trust then unanimously voted to approve the reorganization and authorized the officers of the Trust to submit the reorganization proposal to shareholders for consideration.

   At a meeting held on November 19, 2003, the Board of Trustees of the Acquiring Trust, including the independent trustees, also unanimously concluded that the reorganization would be in the best interests of the Surviving Series and its shareholders and that the interests of existing Surviving Series' shareholders will not be diluted as a result of the reorganization. In the course of their review, the Board of Trustees of the Acquiring Trust noted that the advisors to each series have elected to use the historical financial statements and performance record of the Surviving Series.

FEDERAL INCOME TAX CONSEQUENCES

   General
   -------

   The reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code (the "Code"). This means that, in the opinion of counsel, no gain or loss will be recognized by a shareholder of the Merged Series for Federal income tax purposes as a result of the reorganization.

   As a condition to the closing of the reorganization, the Merged Series and the Surviving Series will receive an opinion of Shearman & Sterling LLP, substantially to the effect that, among other things, for Federal income tax purposes, upon consummation of the reorganization (i) no gain or loss will be recognized by the Merged Series or the Surviving Series as a result of the reorganization, (ii) no gain or loss will be recognized by a shareholder of the Merged Series upon his or her receipt of shares of the Surviving Series in the reorganization solely in exchange for his or her shares of the Merged Series,
(iii) the Merged Series and the Surviving Series will be a "party to a reorganization" under Section 368(b) of the Code, (iv) the holding period of the assets of the Merged Series acquired by the Surviving Series will include the period during which such assets were held by the Merged Series, (v) the holding period for shares of the Surviving Series received by each shareholder of the Merged Series in exchange for his or her shares in the Merged Series will include the period during which such shareholder held shares of the Merged Series (provided the Merged Series shares were held as capital assets on the date of the exchange), and (vi) immediately after the reorganization, the tax basis of the shares of the Surviving Series received by shareholders of the Merged Series in the reorganization will be equa1, in the aggregate, to the tax basis of the shares of the Merged Series surrendered in exchange therefore. Shearman & Sterling LLP's opinion will be based upon certain assumptions and representations made by the Merged Series and the Surviving Series.

   An opinion of counsel does not have the effect of a private letter ruling from the Internal Revenue Service ("IRS") and is not binding on the IRS or any court.

   If the reorganization is consummated but fails to qualify as a reorganization within the meaning of Section 368(a) of the Code, the reorganization would be treated as a taxable sale of assets followed by a taxable liquidation of the Merged Series, and Merged Series' shareholders would recognize a taxable gain or loss equal to the difference between their basis in the Merged Series shares and the fair market value of the shares in the Surviving Series received.

   To the extent the Surviving Series has unrealized capital gains at the time of the reorganization, the Merged Series' shareholders may incur taxable gains in the year that the Surviving Series realizes and distributes those gains. This will be true notwithstanding that the unrealized gains were reflected in the price of the Surviving Series' shares at the time they were exchanged for assets of the Merged Series in the reorganization. Conversely, shareholders of the Surviving Series would share in unrealized capital gains of the Merged Series after the reorganization and bear a tax consequence on the subsequent realization of such gains.

   To the extent that the Merged Series has loss carry-forwards at the time of the reorganization, the Merged Series' shareholders may not be able to benefit from such loss carry-forwards after the reorganization.

   Shareholders should consult their tax advisers regarding the effect of the reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, shareholders also should consult their tax advisers as to the foreign, state, local and other tax consequences of the reorganization.

   Status as a Regulated Investment Company
   ----------------------------------------

   The Merged Series and the Surviving Series have elected and qualified to be taxed as regulated investment companies under Sections 851-855 of the Code, and after the reorganization, the Surviving Series intends to operate or continue to operate so as to qualify as a regulated investment company. The Merged Series' existence as a separate series of the Trust will be terminated as part of the reorganization.

CAPITALIZATION

   The following table sets forth the capitalization of the Surviving Series and the Merged Series, and on a pro forma basis for the combined Surviving Series as of August 31, 2003 giving effect to the proposed acquisition of net assets of the Merged Series at net asset value. The pro forma data reflects an exchange ratio of approximately 0.6466, 0.6671 and 0.6653 for Class A, Class B and Class C shares, respectively, of the Surviving Series issued for each Class A, Class B and Class C share, respectively, of the Merged Series.

                                                                                                            PRO FORMA
                                                                                                             COMBINED
                                        SURVIVING SERIES                 MERGED SERIES                        SERIES
                                       ------------------             -------------------                ----------------
Net Assets
Class A                                $131,169,093                   $59,083,581                        $190,252,674
Class B                                $ 72,051,194                   $ 6,495,803                        $ 78,546,997
Class C                                $ 52,466,032                   $32,296,148                        $ 84,762,180

Net Asset Value per share
Class A                                $11.86                         $7.67                              $11.86
Class B                                $11.38                         $7.59                              $11.38
Class C                                $11.38                         $7.57                              $11.38

Shares outstanding
Class A                                11,060,193                     7,703,595                          16,041,945
Class B                                 6,331,123                       855,641                           6,901,932
Class C                                 4,608,613                     4,265,430                           7,446,587

   The table set forth above should not be relied on to determine the number of Surviving Series shares to be received in the reorganization. The actual number of shares to be received will depend upon the net asset value and number of shares outstanding of the Merged Series and the Surviving Series at the time of the reorganization.

HISTORICAL PERFORMANCE INFORMATION

   The following table sets forth the average annual total return of the shares of Class A, Class B and Class C of the Surviving Series and the Merged Series for the periods indicated.

                                   AVERAGE ANNUAL TOTAL RETURNS FOR
                                   PERIODS ENDING AUGUST 31, 2003(1)

          PHOENIX-OAKHURST
        GROWTH & INCOME FUND                                               INCEPTION           INCEPTION
          SURVIVING SERIES                 1 YEAR         5 YEARS         TO 08/31/03             DATE
-------------------------------------    -----------    ------------    ----------------    -----------------
Class A Shares at NAV(2)                    9.21%          2.96%              3.40%             9/25/97
Class A Shares at POP(3)                    2.93           1.75               2.37              9/25/97

Class B Shares at NAV(2)                    8.38           2.20               2.62              9/25/97
Class B Shares with CDSC(4)                 4.38           2.20               2.62              9/25/97

Class C Shares at NAV(2)                    8.48           2.20               2.63              9/25/97
Class C Shares with CDSC(4)                 8.48           2.20               2.63              9/25/97

S&P 500 Index(5)                           12.09           2.50               2.59              9/25/97

-------------------------------------
   (1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
   (2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
   (3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
   (4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for Class B Shares decline from 5% to 0% over a five year period. CDSC charges for Class C shares are 1% in the first year and 0% thereafter.
   (5) The S&P 500 Index is a measure of stock market total return performance. The index's performance does not reflect sales charges.

                       AVERAGE ANNUAL TOTAL RETURNS(1) FOR
                          PERIODS ENDING JUNE 30, 2003

          PHOENIX-OAKHURST
           STRATEGY FUND                                                                       INCEPTION            INCEPTION
           MERGING SERIES                  1 YEAR         5 YEARS          10 YEARS           TO 06/30/03             DATE
-------------------------------------    -----------    ------------    ----------------    -----------------    ----------------
Class A Shares at NAV(2)                   (3.12)%        (8.04)%             2.27%              -----                -----
Class A Shares at POP(3)                   (8.69)         (9.12)              1.66               -----                -----

Class B Shares at NAV(2)                   (3.65)         (8.66)             -----               (1.94)%             4/8/96
Class B Shares with CDSC(4)                (7.50)         (8.79)             -----               (1.94)%             4/8/96

Class C Shares at NAV(2)                   (3.66)         (8.67)             1.56                -----                -----
Class C Shares with CDSC(4)                (3.66)         (8.67)             1.56                -----                -----

S&P 500 Index(5)                            0.26          (1.59)            10.08                 7.58               4/8/96

---------------
   (1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
   (2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
   (3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
   (4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for Class B Shares decline from 5% to 0% over a six year period. CDSC charges for Class C shares are 1.25% in the first year and 0% thereafter.
   (5) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The index's performance does not reflect sales charges.

   All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

   The following discussion is a summary of some of the more significant similarities and differences in the investment objectives, policies and restrictions of the Surviving Series and the Merged Series. The discussion below is qualified in its entirety by the discussion elsewhere in this Prospectus/Proxy Statement, and in each series' Prospectus and Statement of Additional Information.

INVESTMENT OBJECTIVES AND POLICIES

   The investment objectives of the Surviving Series and the Merged Series are similar. The Surviving Series has an investment objective to seek dividend growth, current income and capital appreciation. The Merged Series has an investment objective of increasing the value of your investment over the long term (capital appreciation) consistent with preserving capital and reducing portfolio exposure to market risk. The investment objectives of the Surviving Series and the Merged Series are "fundamental policies" which may not be changed without the approval of the holders of at least a "majority of the outstanding voting shares" of the series. A majority of the outstanding voting shares is defined in the 1940 Act as the lesser of (a) the vote of the holders of 67% or more of the outstanding voting shares of the series present in person or by proxy, if the holders of more than 50% of the outstanding voting shares are present in person or by proxy, or represented by proxy, or (b) the vote of the holder of more than 50% of the outstanding voting shares of the series.

   The principal investment strategies of the Surviving Series and the Merged Series are similar. Each series invests in equity securities, primarily common stocks. Each series' advisor uses a quantitative value strategy in selecting equity securities for the series. With respect to the Merged Series, the strategy emphasizes securities of companies relatively undervalued to the market in general and with improving fundamentals. Generally, up to 200 stocks are selected from the 1,500 most liquid stocks that the advisor for the Merged Series considers to be comparable to the stocks included in the S&P 500 Index by the advisor. The Surviving Series' advisor's strategy involves the selection of equity securities primarily from among the 1,500 largest companies traded in the United States based on value criteria such as price to earnings, sales and cash flows and growth criteria such as earnings per share. This strategy emphasizes securities of companies relatively undervalued to the market in general and with improving fundamentals.

   Each series' advisor intends to invest nearly all of the series' assets in common stocks and other equity securities, rather than holding significant amounts of cash in short-term investments. However, each series may, as a temporary defensive strategy, invest in money market instruments.

   As the investment advisor for the Surviving Series, PIC is responsible for managing the Surviving Series' investment program and general operations, as well as the day-to-day management of the Surviving Series' portfolio. PZA, the investment advisor for the Merged Series, is responsible for managing the Merged Series' investment program and general operations, as well as the day-to-day management of the Merged Series' portfolio.

CERTAIN INVESTMENT RESTRICTIONS

   The Surviving Series and the Merged Series are subject to identical investment restrictions that restrict the scope of their investments. These investment restrictions are "fundamental policies".

   These investment restrictions are:

(1) A series may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the series' total assets, taken at market value, to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the series.

(2) A series may not purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

(3) A series may not borrow money, except (i) in amounts not to exceed one third of the value of the series' total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options, and (c) short-term credits extended in connection with trade clearances and settlement, shall not constitute borrowing.

(4) A series may not issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed prohibited by this restriction.

(5) A series may not underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, a series may be deemed to be an underwriter under applicable law.

(6) A series may not purchase or sell real estate, except that a series may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the series as a result of the ownership of securities.

(7) A series may not purchase or sell commodities or commodity contracts, except a series may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indices, interest rates, securities, currencies and physical commodities).

(8) A series may not make loans, except that a series may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

   If any percentage restriction described above for the Series is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Series' assets will not constitute a violation of the restriction.

              COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS

MULTIPLE CLASS STRUCTURE

   Each series currently offers three classes of shares: Class A, Class B and Class C shares.

   In the proposed reorganization, you will receive the corresponding class of shares of the Surviving Series in exchange for your shares in the Merged Series. The reorganization will be effected at net asset value. No sales charge will be imposed on your shares. For purposes of calculating the contingent deferred sales charge that you may pay when you dispose of any Class B or Class C shares acquired as a result of the reorganization, the length of time you hold shares in the Surviving Series will be added to the length of time you held shares in the Merged Series. If you acquire Class B or Class C shares as a result of the reorganization, you will continue to be subject to a contingent deferred sales charge upon subsequent redemption to the same extent as if you had continued to hold your shares of the Merged Series.

   The shares of the various classes are offered under the following arrangements:

CLASS A SHARES (CURRENTLY OFFERED BY BOTH SERIES)

     o Are offered to the public at net asset value plus a maximum sales charge of 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions.
     o Are not subject to any charges when redeemed (except that, with respect to the Merged Series, a contingent deferred sales charge of 1% is imposed on redemptions within the first 12 months on purchases of $1 million or more if originally purchased without an initial sales charge).
     o Have lower distribution and service fees (0.25% with respect to the Surviving Series and 0.30% with respect to the Merged Series) and pay higher dividends than Class B and Class C shares.

CLASS B SHARES (CURRENTLY OFFERED BY BOTH SERIES)

     o Are offered to the public at net asset value with no sales charge at the time of purchase.
     o Are subject to a sales charge of up to 5.00% of the shares' value if they are redeemed within the first year after purchase. This charge declines to 0% over a period of five years (six years with respect to the Merged Series) and may be waived under certain conditions.
     o Will automatically convert to Class A shares eight years after purchase (seven years for Class B shares of the Merged Series).
     o Have higher distribution and service fees (1.00%) and pay lower dividends than Class A shares.

CLASS C SHARES (CURRENTLY OFFERED BY BOTH SERIES)

     o Are offered to the public at net asset value with no sales charge at the time of purchase.
     o Are subject to a sales charge of 1.00% (1.25% with respect to the Merged Series) if they are redeemed within the first year after they are purchased.
     o Have the same distribution and service fees (1.00%) as Class B shares and pay comparable dividends.
     o   Class C shares do not convert to any other class of shares.

DISTRIBUTION PLANS

   Phoenix Equity Planning Corporation serves as the distributor ("Distributor") of shares for both the Surviving Series and the Merged Series. The Acquiring Trust has adopted a distribution plan for each class of shares of the Acquiring Trust under Rule 12b-1 under the 1940 Act relating to the sale and promotion of the Surviving Series' shares.

   Under the Acquiring Trust's distribution plan, the Surviving Series compensates the Distributor 0.75% of the average daily value of the net assets of Class B and Class C shares. In addition, the Distributor is paid 0.25% annually of the average daily net assets of each class of shares (including Class A) for providing services to the shareholders, including assistance in connection with inquiries related to shareholder accounts.

   The Trust has also adopted distribution plans pursuant to Rule 12b-1 on behalf of the Class A, class B and Class C shares of the Merged Series (collectively, the "Trust Plans"). Under the Trust Plans, each class of shares of the Merged Series pays a distribution fee based on average daily net assets at the following rate: for Class A Shares at a rate of 0.05% per annum; for Class B Shares at a rate of 0.75% per annum; and for Class C Shares at a rate of 0.75% per annum. In addition, the Merged Series pays the Distributor 0.25% annually of the average daily net assets of each class of shares (including Class A) of the Merged Series as compensation for providing services to the shareholders, including assistance in connection with inquiries related to shareholder accounts.

                 COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES

   Both the Merged Series and the Surviving Series offer the same shareholder services including a Systematic Withdrawal Program, telephone exchanges, telephone redemptions, access to an Investo-Matic Program and an automatic investment program. The Surviving Series distributes net investment income semi-annually and distributes net realized capital gains, if any, at least annually. The Merged Series distributes net investment income semi-annually and distributes net realized capital gains, if any, at least annually. All dividends and distributions with respect to the shares of the Merged Series and the Surviving Series are paid in additional shares of the respective series unless shareholders elect to receive cash. The number of shares received in connection with any reinvestment of dividends will be based upon the net asset value per share of the Merged Series and the Surviving Series in effect on the record date.

   The Surviving Series and the Merged Series currently offer shareholders identical exchange privileges. Shareholders of the Merged Series and the Surviving Series may exchange their shares for shares of a corresponding class of shares of other affiliated Phoenix funds.

   Shares of the Surviving Series and the Merged Series may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form. In the case of redemptions of Class B or Class C shares of both series, investors will be subject to the applicable contingent deferred sales charges, if any, for such shares. Payment of redemption proceeds for redeemed Surviving Series and Merged Series shares are generally made within seven days after receipt of a redemption request in proper form and documentation, provided that each check used for purchases of shares has been cleared for payment.

   Because both the Surviving Series and the Merged Series offer the same shareholder services, after the closing the same services will continue to be available to the shareholders of the Merged Series but in their capacity as shareholders of the Surviving Series.

                  COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

   The following is a summary of certain provisions of the Declarations of Trust of the each of the Merged Series and the Surviving Series.

FORM OF ORGANIZATION

   The Acquiring Trust and the Trust are Delaware Statutory Trusts. The operations of these trusts are governed by their respective Declarations of Trust and by Delaware law. Each trust is registered with the SEC as an open-end management investment company and is subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder. The Trustees of each trust may generally authorize mergers, consolidations, share exchanges and reorganizations of a new series or of each respective series with another series or other business organization subject to shareholder approval.

SHARES

   The Declaration of Trust of each trust authorizes the Trustees to create an unlimited number of series. The Trust currently has three series. The Acquiring Trust has one series: the Surviving Series. Each trust may also organize other series in the future. When issued, the shares are fully paid and non-assessable, have no preference, preemptive or similar rights unless designated by the Trustees, and are freely transferable. The assets and proceeds received by each trust from the issue or sale of shares of a series or class are allocated to that series and constitute the rights of that series, subject only to the rights of creditors. Any underlying assets of a series or class are required to be segregated on the books of account of each trust. These assets are to be used to pay the expenses of the series or class as well as a share of the general expenses of each trust.

MEETINGS

   The Trustees or President of each trust may call shareholder meetings as necessary. To the extent required by the 1940 Act, meetings held for the purpose of voting on the removal of any trustee shall be called by trustees upon written request by shareholders holding at least ten percent of the outstanding shares entitled to vote. Generally, one-third of the shares entitled to vote constitutes a quorum at a shareholder meeting.

SHAREHOLDER LIABILITY

   Unlike the stockholders of a corporation, under certain circumstances shareholders of a statutory trust may be held personally liable for the debts, claims or other obligations of a statutory trust. However, each Declaration of Trust limits shareholder liability. Each Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. Each Declaration of Trust provides for indemnification for any shareholder and any former shareholder who is exposed to liability by reason of a claim or demand relating to such person being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

LIABILITY OF TRUSTEES

   Each Declaration of Trust provides that trustees will generally be personally liable only for willful misfeasance, bad faith, gross negligence or reckless disregard of duties. Each trust may purchase insurance for trustees to cover potential liabilities and will generally indemnify a trustee against such claims. Each trust may also advance payments to a trustee in connection with indemnification.

LIQUIDATION OR DISSOLUTION

   In the event of the liquidation or dissolution of either series, the trustees shall distribute the assets of the series to the shareholders, according to their respective rights, after accounting for the liabilities of the respective trust.

                                   FISCAL YEAR

   The Merged Series operates on a fiscal year which ends December 31. The Surviving Series operates on a fiscal year which ends August 31.

                     MANAGEMENT AND OTHER SERVICE PROVIDERS

   Responsibility for the overall supervision of each series rests with the Trustees of each trust. PIC serves as investment advisor to the Surviving Series. PZA serves as investment advisor to the Merged Series.

   As the investment advisor for the Surviving Series, PIC is responsible for managing the investment program and the general operations of the Surviving Series, as well as for the day-to-day management of the Surviving Series' portfolio. PZA, the investment advisor for the Merged Series, is responsible for managing the Merged Series' investment program and general operations, as well as the day-to-day management of the Merged Series' portfolio.

   Steven L. Colton serves as portfolio manager of the Merged Series and the Surviving Series, and Dong Zhang serves as a member of the team that manages the Merged Series and the Surviving Series. Mr. Colton is Senior Vice President of PZA and joined PIC, as Managing Director, Value Equities in 1997. Mr. Zhang joined PIC in 1997.

   Phoenix Equity Planning Corporation serves as financial agent of both series and, as such, performs administrative, bookkeeping and pricing functions. Phoenix Equity Planning Corporation also serves as the Transfer Agent for each trust.

   The Bank of New York serves as the custodian of the Trust's assets. State Street Bank and Trust Company serves as the custodian of the Acquiring Trust's assets and as a subtransfer agent for each trust.

   PricewaterhouseCoopers LLP serves as independent auditors for both series.

                               VOTING INFORMATION

QUORUM AND VOTING REQUIREMENTS

   This Prospectus/Proxy Statement is being furnished to the shareholders of the Merged Series in connection with the solicitation by the Board of Trustees of the Trust of proxies to be used at the meeting. Shareholders of record of the Merged Series at the close of business on January 13, 2004 ("Record Date") will be entitled to vote at the meeting or at any adjournments thereof. As of the Record Date, 7,340,685.94 Class A, 670,631.83 Class B and 3,924,986.76 Class C
shares of the Merged Series were issued and outstanding.

   You can provide voting instructions in any one of four ways:

           o      THROUGH THE INTERNET - www.eproxyvote.com/pzsax

           o      BY TELEPHONE - 877-779-8683

           o BY MAIL - using the enclosed Proxy Card(s) and postage paid envelope

           o      IN PERSON - at the Special Meeting

     Proxies executed by shareholders may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy (in writing, or by telephone or by the Internet) or by attending the meeting and voting in person.

     We encourage you to vote by Internet or telephone; have your proxy card in hand, and call the number or go to the website and follow the instructions there. These voting methods will reduce the time and costs associated with this proxy solicitation.

     THE ACQUIRING TRUST WILL FURNISH, WITHOUT CHARGE, TO ANY SHAREHOLDER, UPON REQUEST, A COPY OF THE 2003 ANNUAL REPORT AND THE 2003 SEMI-ANNUAL REPORT. SUCH REQUESTS MAY BE DIRECTED TO PHOENIX EQUITY PLANNING CORPORATION, 56 PROSPECT STREET, P. O. BOX 150480, HARTFORD, CONNECTICUT, 06115-0480. SHAREHOLDERS MAY ALSO CALL PHOENIX EQUITY PLANNING CORPORATION TOLL-FREE AT (800) 243-4361.

   The Board of Trustees of the Trust knows of no business, other than that mentioned in the Notice of Special Meeting, that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy cards to vote in accordance with their best judgment.

   Shareholders are entitled to one vote for each dollar of net asset value (determined as of the Record Date) of each share owned by such shareholder (number of shares owned times net asset value per share) and each fractional dollar amount shall be entitled to a proportionate fractional vote. Shareholders of the Merged Series will vote together as a single class on the reorganization proposal. One third (33-1/3%) of the shares entitled to vote shall constitute a quorum for the meeting. The affirmative vote of a majority of the outstanding voting securities of the Trust (i.e., the lesser of (i) 67% or more of the eligible votes of the Merged Series represented at the meeting if more than 50% of the eligible votes of the Merged Series are present in person or by proxy or
(ii) more than 50% of the eligible votes of the Merged Series) must approve the herein contemplated merger. For purposes of determining the presence of a quorum for transacting business at the meeting and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Merged Series in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposal.

   If either (a) a quorum is not present at the meeting or (b) a quorum is present but sufficient votes in favor of the reorganization proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the Special Meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the reorganization proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the reorganization proposal against such adjournment.

   The Special Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Special Meeting, whether or not a quorum is present. If the Special Meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than sixty (60) days from the date set for the original meeting, in which case the Trustees shall set a new record date. Notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of the By-Laws of the Trust. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

   The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to the reorganization proposal, the shares will be voted in favor of the reorganization proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the meeting.

   Approval of the reorganization proposal by the shareholders of the Merged Series is a condition of the consummation of the reorganization. If the reorganization is not approved, the Merged Series will continue as a series of the Trust and the Board of Trustees of the Trust may consider other alternatives in the best interests of the shareholders of the Merged Series.

REVOCATION OF PROXIES

   Any shareholder who has given a proxy has the right to revoke the proxy at any time prior to its exercise:

   o by written notice of the proxy's revocation to the Secretary of the Trust at the above address prior to the meeting;

   o by the subsequent execution and return of another proxy card prior to the meeting;

   o by use of any electronic, telephonic or other alternative means authorized by the Trustees for authorizing the proxy to act; or

   o by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

NO APPRAISAL RIGHTS

   The staff of the SEC has taken the position that any rights to appraisal arising under state law are preempted by the provisions of the 1940 Act and Rule 22c-1 thereunder, which generally requires that shares of a registered open-end investment company be valued at their next determined net asset value.

SOLICITATION OF PROXIES

   In addition to solicitation of proxies by mail, officers and employees of Phoenix Investment Partners, Ltd., or its affiliates, may solicit proxies personally or by telephone or telegram. Phoenix Investment Partners, Ltd., or other representatives of the Trust, may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by Phoenix Investment Partners, Ltd. for their reasonable expenses in sending proxy material to beneficial owners of shares of the Merged Series. D.F. King & Co., Inc., a proxy solicitation firm, has been engaged to act as solicitor and will receive fees estimated at $17,250, plus out-of-pocket expenses. The agreement with D.F. King provides that D.F. King will perform various proxy solicitation services in connection with the Special Meeting, such as contacting shareholders and providing information with respect to matters to be considered at the Special Meeting. The cost of the solicitation of proxies will be borne by Phoenix Investment Partners, Ltd.

   If a shareholder wishes to participate in the meeting, but does not wish to authorize the execution of a proxy by telephone or internet, the shareholder may still submit the proxy card included with this proxy statement or attend the meeting in person.

OWNERSHIP OF VOTING SECURITIES

   Based on holdings and total shares outstanding as of January 13, 2004, the Trustees and officers of the Trust owned as a group less than 1% of the outstanding voting securities of the Merged Series. If the reorganization were consummated as of January 13, 2004, the Trustees and officers of the Trust would own less than 1% of the outstanding voting securities of the combined Surviving Series based on their holdings and total shares outstanding as of January 13, 2004.

   No one person owns beneficially or of record 5% or more of the outstanding shares of the Merged Series, Surviving Series, or the combined Surviving Series assuming consummation of the reorganization, based on holdings and total shares outstanding as of January 13, 2004.

   THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES OF THE TRUST, RECOMMENDS YOU APPROVE THE PLAN OF REORGANIZATION.

   WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES. IN THE ALTERNATIVE, WE ENCOURAGE YOU TO VOTE USING THE TELEPHONE OR INTERNET.

                                  MISCELLANEOUS

AVAILABLE INFORMATION

   The Acquiring Trust and the Trust are each registered under the 1940 Act and are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and, in accordance therewith, file reports, proxy materials, and other information with the SEC. Such reports, proxy materials, and other information can be inspected at the Securities and Exchange Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 as well as at the following regional offices: New York Regional Office, 75 Park Place, Room 1228, New York, NY 10007; and Chicago Regional Office, Northwestern Atrium Center, 500 Madison Street, Suite 1400, Chicago, IL 60661. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a Web Site (http://www.sec.gov) that contains this Prospectus, Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.

PERFORMANCE FOR THE PERIODS ENDING AUGUST 31, 2003 AND JUNE 30, 2003

   The following tables compare investment performance for each series for the periods indicated and compares the same against relevant benchmarks. The series' past performance is not necessarily an indication of how the series will perform in the future.

   AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDING AUGUST 31, 2003)

                                                                    1               5             LIFE           INCEPTION
                                                                   YEAR           YEARS       OF THE SERIES         DATE
                                                                ----------      ---------    ---------------    ------------
SURVIVING SERIES - Phoenix-Oakhurst Growth & Income Fund
o  Class A                                                         9.21%          2.96%           3.40%           09/25/97
o  Class B                                                         8.38%          2.20%           2.62%           09/25/97
o  Class C                                                         8.48%          2.20%           2.63%           09/25/97
o  S&P 500 Index(1)                                               12.09%          2.50%           2.59%           09/25/97

----------
   (1) The S&P 500 Index is an unmanaged, commonly used measure of stock total return performance which includes net dividends reinvested. The index is not available for direct investment.

   AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDING JUNE 30, 2003)

                                                     1               5             10             LIFE           INCEPTION
                                                    YEAR           YEARS          YEARS       OF THE SERIES         DATE
                                                 -----------     ----------     ---------    ---------------    ------------
MERGING SERIES - Phoenix-Oakhurst Strategy Fund
o  Class A                                         (3.12)%        (8.04)%         2.27%           -----           12/29/89
o  Class B                                         (3.65)%        (8.66)%         -----          (1.94)%          04/08/96
o  Class C                                         (3.66)%        (8.67)%         1.56%           -----           02/12/92
o  S&P 500 Index(1)                                 0.26%         (1.59)%        10.08%           -----            -----
o  S&P 500 Index(1)                                 0.26%         (1.59)%         -----           7.58%           04/08/96

----------
   (1) The S&P 500 Index is an unmanaged, commonly used measure of stock total return performance which includes net dividends reinvested. The index is not available for direct investments.

   GROWTH OF $10,000       (FOR THE PERIODS ENDING AUGUST 31, 2003 AND JUNE 30, 2003, RESPECTIVELY)

   PHOENIX-OAKHURST GROWTH & INCOME FUND - SURVIVING SERIES

     YEAR             CLASS A           CLASS B           CLASS C                 S&P 500 INDEX
---------------    --------------    --------------    --------------    -------------------------------
   09/25/97         $ 9,425.00         $10,000.00        $10,000.00                 $10,000.00
   08/31/98         $ 9,933.37         $10,458.70        $10,466.63                 $10,283.19
   08/31/99         $13,977.92         $14,612.40        $14,609.36                 $14,384.09
   08/31/00         $16,330.47         $16,948.84        $16,955.56                 $16,741.49
   08/31/01         $12,889.92         $13,270.10        $13,277.59                 $12,657.91
   08/31/02         $10,525.16         $10,759.54        $10,757.30                 $10,379.66
   08/31/03         $11,494.32         $11,661.29        $11,669.11                 $11,634.49

   PHOENIX-OAKHURST STRATEGY FUND - MERGING SERIES

   YEAR           CLASS A                S&P 500 INDEX
----------    --------------    --------------------------------
 06/30/93        $9,425.00                $10,000.00
 06/30/94        $9,862.07                $10,133.91
 06/30/95       $11,533.43                $12,779.89
 06/28/96       $12,930.41                $16,117.74
 06/30/97       $14,862.54                $21,719.02
 06/30/98       $17,931.03                $28,299.99
 06/30/99       $16,756.06                $34,726.18
 06/30/00       $16,538.86                $37,301.36
 06/29/01       $14,833.63                $31,766.47
 06/28/02       $12,174.03                $26,053.85
 06/30/03       $11,794.08                $26,122.48

   This growth of $10,000 chart assumes an initial investment of $10,000 made on the inception dates in the tables above. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

MANAGEMENT'S DISCUSSION OF THE SURVIVING SERIES FOR THE YEAR ENDED AUGUST 31,
2003

   The Phoenix-Oakhurst Growth & Income Fund seeks dividend growth, current income and capital appreciation.

   For the fiscal year ended August 31, 2003, Class A shares rose 9.21%, Class B shares rose 8.38%, and Class C shares were up 8.48%. For the same period, the broad-based S&P 500 Index(1) rose 12.09%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is not a guarantee of future performance.

   The equity market was extremely volatile. It hit sharply depressed levels in October and again in March, before rebounding sharply from April through August. The rebound was driven by improved economic data. Strong advances were reported for retail sales, factory orders, productivity, personal spending and consumer confidence. There was also a much-needed pickup in business spending on equipment and software. As a result, there was a significant gain in corporate profits. The Fed lowered interest rates in order to reduce the risk of the economy losing strength. The Federal Open Market Committee lowered the Fed Funds rates twice to a 45-year low of 1%. This spurred a mortgage refinancing boom and record home sales.

   Also helping the economy and stock market was the passage of President Bush's tax bill, which reduced the tax rate on corporate dividends and capital gains.

   Energy prices were persistently high during the year due to the war with Iraq, a record cold winter on the East Coast and an oil strike in Venezuela.

   In terms of equity market performance, small cap stocks outperformed large cap issues and the best sector performance was in Technology and Consumer Cyclical.

   The Growth & Income Fund had a positive performance for the year, but lagged the benchmark S&P 500(R) Index for a variety of reasons. As the economic cycle turned, stocks in the technology, consumer cyclical and industrial sectors were in demand. Companies in these sectors move in advance of realized profits. Our investment approach focuses on actual profitability. This had the portfolio over-exposed to stocks in the Consumer Non-Cyclical sector. These companies reported great earnings, but were not rewarded by rising share prices because they are not as sensitive to changes in the economic cycle. For example, our Procter & Gamble position rose only 0.19% even though it beat earnings expectations in each quarter and reported strong sales growth. The portfolio was also hurt by positions in Sara Lee and ConAgra, which was subject to an SEC investigation involving falsely reported supplier rebates to U.S. Foodservice. Our position in Eastman Kodak negatively impacted the Growth & Income Fund as a switch to digital cameras, slow tourism and the SARS scare in Asia hurt film sales.

   The portfolio did have several success stories. Our position in PMC-Sierra stock rose 137.9% on strong sales of communications semiconductors. St. Jude Medical shares were up 30.2% within the portfolio. The company experienced strong demand for its cardiac defibrillators and pacemakers. Our position in Mylan Labs rose 68.2%. The generic drug maker received several FDA approvals to manufacture generic versions of brand-name drugs, including Mirtazapine to treat depressive disorder. As a result, several brokerage firms issued positive research reports and buy recommendations over the fiscal year.

   Economic growth is forecast to increase 4.2% in 2004 from 2.4% in 2003. Growth should be driven by low interest rates, tax relief, corporate profitability, inventory building, capital spending, and rising employment. This should motivate the Federal Open Market Committee to begin raising short-term interest rates from their current 45-year low levels. These factors should bode well for corporate earnings and the stock market.


------------------
   (1) The S&P 500 Index measures total-return stock market performance. The index is unmanaged and not available for direct investment.

   Risks to our forecast would include a spike upward in inflation, an increase in terrorist events, and a collapse in the dollar due to high budget and trade deficits. The current valuation of the stock market is also high and we need to see corporate earnings forecasts go higher before we can experience a meaningful improvement in stock prices.

SECTOR WEIGHTINGS AT AUGUST 31, 2003 (AS A PERCENT OF EQUITY HOLDINGS)

                                                                              PHOENIX-OAKHURST
SECTOR                               PHOENIX-OAKHURST STRATEGY FUND         GROWTH & INCOME FUND
------                               ------------------------------         --------------------
Financials                        $ 22,560,465.00        23.21%       $ 58,894,735.00     23.21%
Information Technology            $ 18,598,061.00        19.14%       $ 48,549,748.00     19.13%
Health Care                       $ 12,852,666.00        13.22%       $ 33,557,639.00     13.22%
Consumer Discretionary            $  9,677,384.00         9.95%       $ 25,277,155.00      9.96%
Consumer Staples                  $  7,907,378.00         8.14%       $ 20,644,560.00      8.14%
Industrials                       $  7,621,036.00         7.84%       $ 19,910,121.00      7.85%
Energy                            $  6,899,929.00         7.10%       $ 18,017,686.00      7.10%
Telecommunication Services        $  6,410,715.00         6.60%       $ 16,745,305.00      6.60%
Utilities                         $  3,850,793.00         3.96%       $ 10,046,855.00      3.96%
Materials                         $    813,093.00         0.84%       $  2,121,158.00      0.84%

Sum of Equity Holdings            $ 97,191,520.00       100.00%       $253,764,962.00    100.00%

ASSET MIX AT AUGUST 31, 2003 (AS A PERCENTAGE OF TOTAL ASSETS)

                                MERGING SERIES -            SURVIVING SERIES - PHOENIX-OAKHURST
     ASSET MIX           PHOENIX-OAKHURST STRATEGY FUND             GROWTH & INCOME FUND
     ---------           ------------------------------             --------------------
Common Stock                        98.95%                                 98.90%
Foreign Common Stock                 0.35%                                  0.35%
Short Terms                          0.86%                                  0.79%
Cash and Equivalents                (0.16)%                                (0.04)%

TOTAL NET ASSETS                   100.00%                                100.00%

TEN LARGEST HOLDINGS AT AUGUST 31, 2003 (AS A PERCENTAGE OF TOTAL NET ASSETS)

MERGING SERIES - PHOENIX-OAKHURST STRATEGY FUND         SURVIVING SERIES - PHOENIX-OAKHURST GROWTH & INCOME FUND
1.   Microsoft Corporation                  3.6%        1.   Microsoft Corporation               3.6%
2.   Exxon Mobil Corporation                3.1%        2.   Exxon Mobil Corporation             3.1%
3.   Intel Corporation                      3.1%        3.   Intel Corporation                   3.1%
4.   Bank of America Corporation            2.6%        4.   Bank of America Corporation         2.6%
5.   Procter & Gamble Company               2.5%        5.   Procter & Gamble Company            2.5%
6.   Pfizer, Inc.                           2.5%        6.   Pfizer, Inc.                        2.5%
7.   Citigroup, Inc.                        2.5%        7.   Citigroup, Inc.                     2.5%
8.   Cisco Systems, Inc.                    2.1%        8.   Cisco Systems, Inc.                 2.1%
9.   U.S. Bancorp Del Com New               1.7%        9.   U.S. Bancorp Del Com New            1.7%
10.  Johnson & Johnson                      1.6%        10.  Johnson & Johnson                   1.6%

LEGAL MATTERS

   Certain legal matters in connection with the issuance of the shares of the Surviving Series will be passed upon by Matthew A. Swendiman, Esq.

ADDITIONAL FINANCIAL INFORMATION

   The tables set forth below present certain financial information for the Surviving Series. The financial highlights for each year ended August 31 are derived from the Surviving Series' audited financial statements for that year. The data should be read in conjunction with the audited financial statements and related notes, which are included in the Statement of Additional Information related to this Prospectus/Proxy Statement.

                                SURVIVING SERIES
                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                      CLASS A
                                                      -------------------------------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
                                                      -------------------------------------------------------------------------
                                                            2003           2002         2001          2000         1999
Net asset value, beginning of period                       $10.86         $13.30       $16.85        $14.61       $10.47
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)(1)                             0.09           0.04         0.02          0.02         0.06
 Net realized and unrealized gain (loss)                     0.91         (2.48)       (3.57)          2.42         4.19
                                                      -----------    -----------   ----------    ----------   ----------
          TOTAL FROM INVESTMENT OPERATIONS                   1.00         (2.44)       (3.55)          2.44         4.25
                                                      -----------    -----------   ----------    ----------   ----------
LESS DISTRIBUTIONS
 Dividends from net investment income                        ----           ----         ----        (0.02)       (0.02)
 Dividends from net realized gains                           ----           ----         ----        (0.18)       (0.09)
                                                      -----------    -----------   ----------    ----------   ----------
          TOTAL DISTRIBUTIONS                                ----           ----         ----        (0.20)       (0.11)
                                                      -----------    -----------   ----------    ----------   ----------
Change in net asset value                                    1.00         (2.44)      (3.55)           2.24         4.14
                                                      -----------    -----------   ----------    ----------   ----------
NET ASSET VALUE, END OF PERIOD                             $11.86         $10.86      $13.30         $16.85       $14.61
                                                      ===========    ===========   ==========    ==========   ==========
Total return(2)                                              9.21%       (18.35)%     (21.07)%        16.83%       40.72%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (thousands)                   $131,169       $166,772     $245,471      $294,416     $209,210
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses(3)                                       1.25%(4)       1.25%(4)     1.25%         1.25%        1.22%(4)
 Net investment income                                       0.82%          0.33%        0.16%         0.13%        0.43%
Portfolio turnover                                             59%            40%          34%           55%          71%

----------
(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) If the investment advisor had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.45%, 1.35%, 1.32%, 1.30% and 1.33% for the periods ended August 31, 2003, 2002,
    2001, 2000 and 1999, respectively.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                                SURVIVING SERIES
                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                      CLASS B
                                                      -------------------------------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
                                                      -------------------------------------------------------------------------
                                                            2003           2002         2001          2000         1999
Net asset value, beginning of period                       $10.50         $12.95       $16.54        $14.43       $10.40
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)(1)                             0.01         (0.05)       (0.09)        (0.10)       (0.04)
 Net realized and unrealized gain (loss)                     0.87         (2.40)       (3.50)          2.93         4.16
                                                      -----------    -----------   ----------    ----------   ----------
          TOTAL FROM INVESTMENT OPERATIONS                   0.88         (2.45)       (3.59)          2.29         4.12
                                                      -----------    -----------   ----------    ----------   ----------
LESS DISTRIBUTIONS
 Dividends from net investment income                        ----           ----         ----          ----         ----
 Dividends from net realized gains                           ----           ----         ----        (0.18)       (0.09)
                                                      -----------    -----------   ----------    ----------   ----------
          TOTAL DISTRIBUTIONS                                ----           ----         ----        (0.18)       (0.09)
                                                      -----------    -----------   ----------    ----------   ----------
Change in net asset value                                    0.88         (2.45)       (3.59)          2.11         4.03
                                                      -----------    -----------   ----------    ----------   ----------
NET ASSET VALUE, END OF PERIOD                             $11.38         $10.50       $12.95        $16.54       $14.43
                                                      ===========    ===========   ==========    ==========   ==========
Total return(2)                                              8.38%       (18.92)%     (21.70)%        15.99%       39.72%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (thousands)                    $72,051        $81,000     $116,539      $147,846     $109,461
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses(3)                                       2.00%(4)       2.00%(4)     2.00%         2.00%        1.96%(4)
 Net investment income (loss)                                0.08%        (0.42)%      (0.60)%       (0.62)%      (0.32)%
Portfolio turnover                                             59%            40%          34%           55%          71%

----------
(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) If the investment advisor had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.20%, 2.10%, 2.06%, 2.05%, and 2.08% for the periods ended August 31, 2003, 2002,
    2001, 2000 and 1999, respectively.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                                SURVIVING SERIES
                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                      CLASS C
                                                      ----------------------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31
                                                      ----------------------------------------------------------------------
                                                            2003           2002         2001          2000         1999
Net asset value, beginning of period                       $10.50         $12.96       $16.55        $14.43       $10.41
INCOME FROM INVESTMENT OPERATIONS
 Net investment income (loss)(1)                             0.01         (0.05)       (0.09)        (0.10)       (0.04)
 Net realized and unrealized gain (loss)                     0.87         (2.41)       (3.50)          2.40         4.15
                                                      -----------    -----------   ----------    ----------   ----------
          TOTAL FROM INVESTMENT OPERATIONS                   0.88         (2.46)       (3.59)          2.30         4.11
                                                      -----------    -----------   ----------    ----------   ----------
LESS DISTRIBUTIONS
 Dividends from net investment income                        ----           ----         ----          ----         ----
 Dividends from net realized gains                           ----           ----         ----        (0.18)       (0.09)
                                                      -----------    -----------   ----------    ----------   ----------
          TOTAL DISTRIBUTIONS                                ----           ----         ----        (0.18)       (0.09)
                                                      -----------    -----------   ----------    ----------   ----------
Change in net asset value                                    0.88         (2.46)       (3.59)          2.12         4.02
                                                      -----------    -----------   ----------    ----------   ----------
NET ASSET VALUE, END OF PERIOD                             $11.38         $10.50       $12.96        $16.55       $14.43
                                                      ===========    ===========   ==========    ==========   ==========
Total return(2)                                              8.48%       (18.98)%     (21.69)%        16.06%       39.58%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (thousands)                    $52,466        $61,193      $86,080      $106,272      $59,224
RATIO TO AVERAGE NET ASSETS OF:
 Operating expenses(3)                                       2.00%(4)       2.00%(4)     2.00%         2.00%        1.96%(4)
 Net investment income (loss)                                0.08%        (0.42)%      (0.60)%       (0.62)%      (0.33)%
Portfolio turnover                                             59%            40%          34%           55%          71%

----------
(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) If the investment advisor had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.20%, 2.10%, 2.06%, 2.05% and 2.08% for the periods ended August 31, 2003, 2002,
    2001, 2000 and 1999, respectively.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

FUTURE SHAREHOLDER MEETINGS

   As a Delaware Statutory Trust, the Trust does not hold shareholder meetings unless required by the 1940 Act. Other than this meeting, the Trust does not anticipate holding any future meetings of shareholders in that should shareholder approval of the reorganization described herein and of the reorganizations of the Trust's other series be obtained, the Trust will be dissolved.

                                 OTHER BUSINESS

   The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Prospectus/Proxy Statement. Should any other matter requiring a vote of Merged Series' shareholders arise, however, the proxies will vote thereon according to their best judgment in the interests of the Merged Series and the shareholders of the Merged Series.

                                              By Order of the Board of Trustees,

                                              RICHARD J. WIRTH
                                              SECRETARY

Hartford, Connecticut
January 30, 2004

                                                                       Exhibit A


                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 19th day of March, 2004, by and between Phoenix Equity Series Fund
(the "Phoenix Equity Series"), a Delaware Statutory Trust with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of the Phoenix-Oakhurst Growth & Income Fund (the "Surviving Series"), a portfolio series thereof, and the Phoenix Trust (formerly known as the Phoenix-Zweig Trust) (the "Phoenix Trust"), a Delaware Statutory Trust with a principal place of business at 900 Third Avenue, 31st Floor, New York, New York 10022, on behalf of the Phoenix-Oakhurst Strategy Fund (the "Merging Series"), a portfolio series thereof. For the purposes hereof, all references in this Agreement to action taken by the Surviving Series or the Merging Series shall be deemed to refer to action taken by the Phoenix Equity Series or the Phoenix Trust, on behalf of the respective portfolio series and all references to the "Trust(s)" shall collectively refer to the Phoenix Equity Series and the Phoenix Trust.

                                    RECITALS

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder. The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Merging Series to the Surviving Series in exchange solely for corresponding Class A, Class B and Class C shares of beneficial interest in the Surviving Series (the "Surviving Series Shares"), the assumption by the Surviving Series of all liabilities of the Merging Series, and the distribution of the Surviving Series Shares to the shareholders of the Merging Series in complete liquidation of the Merging Series as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         The Merging Series and the Surviving Series are separate series of Phoenix Trust and Phoenix Equity Series, respectively, which are open-end, registered investment companies of the management type. The Merging Series owns securities that generally are assets of the character in which the Surviving Series is permitted to invest. The Trustees of the Phoenix Equity Series, including a majority of the trustees thereof who are not interested persons, as such term is defined pursuant to the Investment Company Act of 1940, as amended (the "1940 Act") have determined that participation in the Reorganization is in the best interests of the Surviving Series and its shareholders and that the interests of the existing shareholders of the Surviving Series would not be diluted as a result of effecting this transaction.

         The Trustees of the Phoenix Trust, including a majority of the trustees thereof who are not interested persons, as such term is defined pursuant to the 1940 Act, have also determined that participation in the Reorganization is in the best interests of the Merging Series and its shareholders and that the interests of the existing shareholders of the Merging Series would not be diluted as a result of effecting this transaction.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE MERGING SERIES TO THE SURVIVING SERIES IN EXCHANGE FOR THE SURVIVING SERIES SHARES, THE ASSUMPTION OF ALL MERGING SERIES LIABILITIES AND THE LIQUIDATION OF THE MERGING SERIES.

         1.1 Subject to the requisite approval of the Merging Series shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Merging Series agrees to transfer all of the Merging Series' assets, as set forth in paragraph 1.2, to the Surviving Series, and the Surviving Series agrees in exchange therefor: (i) to deliver to the Merging Series the number of full and fractional Surviving Series Shares, determined by dividing the value of the Merging Series' net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Surviving Series Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Merging Series, as set forth in paragraph 1.3. Such transactions shall take place on the next business day following the closing provided for in paragraph 3.1 (the "Closing Date").

         1.2 The assets of the Merging Series to be acquired by the Surviving Series shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable, that are owned by the Merging Series, and any deferred or prepaid expenses shown as an asset on the books of the Merging Series on the Closing Date (collectively, the "Assets").

         1.3 The Merging Series will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Surviving Series shall also assume all of the liabilities of the Merging Series, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, the "Liabilities"). On or as soon as practicable prior to the Closing Date, the Merging Series will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the Closing Date.

         1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, the Merging Series will distribute to the Merging Series' shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Merging Series Shareholders"), on a pro rata basis, the Surviving Series Shares received by the Merging Series pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Merging Series' shares, by the transfer of the Surviving Series Shares then credited to the account of the Merging Series on the books of the Surviving Series to open accounts on the share records of the Surviving Series in the names of the Merging Series Shareholders. The aggregate net asset value of Surviving Series Shares to be so credited to Merging Series Shareholders shall be equal to the aggregate net asset value of the Merging Series' shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Merging Series will simultaneously be canceled on the books of the Merging Series.

         1.5 Ownership of Surviving Series Shares will be shown on the books of the Surviving Series or its transfer agent, as defined in paragraph 3.3.

         1.6 Any reporting responsibility of the Merging Series including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Merging Series.

2.       VALUATION

         2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures established by the Surviving Series' Board of Trustees, which shall be described in the then-current prospectus and statement of additional information with respect to the Surviving Series.

         2.2 The net asset value of Surviving Series Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures established by the Surviving Series' Board of Trustees which shall be described in the Surviving Series' then-current prospectus and statement of additional information.

         2.3 The number of Surviving Series Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the net assets with respect to the shares of the Merging Series determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a Surviving Series Share, determined in accordance with paragraph 2.2.

         2.4 All computations of value shall be made by Phoenix Equity Planning Corporation, in its capacity as financial agent for both the Phoenix Equity Series and the Phoenix Trust.

3.       CLOSING AND CLOSING DATE

         3.1 The Closing Date shall be March 26, 2004, or such other date as the parties may agree. All acts taking place at the closing of the transaction (the "Closing") shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Phoenix Life Insurance Company, One American Row, Hartford, CT 06102 or at such other time and/or place as the parties may agree.

         3.2 The Phoenix Trust shall direct The Bank of New York, as custodian for the Merging Series (the "Custodian"), to deliver, on the next business day after the Closing, a certificate of an authorized officer stating that (i) the Assets have been delivered in proper form to the Surviving Series, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Merging Series' portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to State Street Bank and Trust Company, as the custodian for the Surviving Series, no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Merging Series on the next business day following the Closing Date for the account of the Surviving Series duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver on the next business day following the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Merging Series' portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Merging Series shall be delivered by wire transfer of federal funds on the next business day following the Closing Date.

         3.3 The Phoenix Trust shall direct Phoenix Equity Planning Corporation (the "Transfer Agent"), on behalf of the Merging Series, to deliver on the next business day following the Closing, a certificate by an authorized officer stating that its records contain the names and addresses of the Merging Series Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Surviving Series shall issue and deliver a confirmation evidencing the Surviving Series Shares to be credited on the Closing Date to the Secretary of the Surviving Series, or provide evidence satisfactory to the Merging Series that such Surviving Series Shares have been credited to the Merging Series' account on the books of the Surviving Series. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

         3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Surviving Series or the Merging Series shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trusts, accurate appraisal of the value of the net assets of the Surviving Series or the Merging Series, respectively, is impracticable, the Closing Date shall be postponed until the first Friday after the day when trading shall have been fully resumed and reporting shall have been restored.

4.       REPRESENTATIONS AND WARRANTIES

         4.1 The Phoenix Trust, on behalf of the Merging Series, represents and warrants to the Phoenix Equity Series as follows:

                (a) The Merging Series is duly organized as a series of the Phoenix Trust, which is a Statutory Trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Phoenix Trust's Agreement and Declaration of Trust, as amended ("Declaration of Trust"), to own all of its Assets and to carry on its business as it is now being conducted;

                (b) The Phoenix Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Merging Series under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

                (c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Merging Series of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

                (d) The current prospectus and statement of additional information of the Merging Series conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                (e) On the Closing Date, the Phoenix Trust, on behalf of the Merging Series, will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Phoenix Equity Series, on behalf of the Surviving Series, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Surviving Series;

                (f) The Merging Series is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Phoenix Trust's Declaration of Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Phoenix Trust, on behalf of the Merging Series, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Phoenix Trust, on behalf of the Merging Series, is a party or by which it is bound;

                (g) All material contracts or other commitments of the Merging Series (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Merging Series on or prior to the Closing Date;

                (h) Except as otherwise disclosed in writing to and accepted by the Phoenix Equity Series, on behalf of the Surviving Series, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Phoenix Trust, on behalf of the Merging Series, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Phoenix Trust, on behalf of the Merging Series, knows of no facts or circumstances, which, individually or in the aggregate, with the passage of time or the giving of notice (or both) would form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated or that does or could lead to a claim under existing directors and officers errors and omissions coverage;

                (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Merging Series at December 31, 2002, have been audited by PricewaterhouseCoopers, LLP ("PwC"), independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements present fairly, in all material respects, the financial condition of the Merging Series as of such date in accordance with GAAP, and there are no known contingent liabilities of the Merging Series required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

                (j) Since December 31, 2002, there has not been any material adverse change in the Merging Series' financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Merging Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Series. For the purposes of this subparagraph (j), a decline in net asset value per share of the Merging Series due to declines in market values of securities in the Merging Series' portfolio, the discharge the Liabilities, or the redemption of Merging Series' shares by shareholders of the Merging Series shall not constitute a material adverse change;

                (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms and other tax-related reports of the Merging Series required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Merging Series' knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

                (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Merging Series has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

                (m) All issued and outstanding shares of the Merging Series are, and on the Closing Date will be, duly and validly issued and outstanding, will be fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Merging Series will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Merging Series, as provided in paragraph
3.3. Except for (x) the right of Class B shares of the Merged Series to automatically convert into Class A shares of the Merged Series seven years after purchase, or (y) in connection with any automatic dividend reinvestment plan available to the Merged Series' shareholders, The Merging Series does not have outstanding any options, warrants or other rights to subscribe for or to purchase any of the shares of the Merging Series, nor is there outstanding any security convertible into any of the Merging Series shares;

                (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Phoenix Trust, on behalf of the Merging Series, and, subject to the approval of the shareholders of the Merging Series, this Agreement will constitute a valid and binding obligation of the Merging Series, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                (o) The information to be furnished by the Merging Series for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto;

                (p) The proxy statement of the Merging Series (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Merging Series, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Surviving Series for use therein, and
(ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and

                (q) Any person who acts as legal counsel for the disinterested directors of the Phoenix Trust is an independent legal counsel as such term is defined under applicable law.

         4.2 The Phoenix Equity Series, on behalf of the Surviving Series, represents and warrants as follows:

                (a) The Surviving Series is duly organized as a series of the Phoenix Equity Series, which is a Statutory Trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Phoenix Equity Series' Declaration of Trust to own all of its assets and to carry on its business as it is now being conducted;

                (b) The Phoenix Equity Series is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Surviving Series under the 1933 Act, is in full force and effect;

                (c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Surviving Series of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

                (d) The current prospectus and statement of additional information of the Surviving Series conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                (e) On the Closing Date, the Phoenix Equity Series, on behalf of the Surviving Series, will have good and marketable title to the Surviving Series' assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Merging Series has received notice and necessary documentation at or prior to the Closing;

                (f) The Surviving Series is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Phoenix Equity Series' Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Phoenix Equity Series, on behalf of the Surviving Series, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Phoenix Equity Series, on behalf of the Surviving Series, is a party or by which it is bound;

                (g) Except as otherwise disclosed in writing to and accepted by the Phoenix Trust, on behalf of the Merging Series, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Phoenix Equity Series, on behalf of the Surviving Series, or any of the Surviving Series' properties or assets that, if adversely determined, would materially and adversely affect the Surviving Series' financial condition or the conduct of the Surviving Series' business. The Phoenix Equity Series, on behalf of the Surviving Series, knows of no facts or circumstances which, individually or in the aggregate, with the passage of time or the giving of notice (or both) might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Surviving Series' business or the Surviving Series' ability to consummate the transactions herein contemplated or that does or could lead to a claim under existing directors and officers errors and omissions coverage;

                (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Surviving Series at August 31, 2003, have been audited by PwC, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Merging Series) present fairly, in all material respects, the financial condition of the Surviving Series as of such date in accordance with GAAP, and there are no known contingent liabilities of the Surviving Series required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

                (i) Since August 31, 2003, there has not been any material adverse change in the Surviving Series' financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Merging Series. For purposes of this subparagraph (i), a decline in net asset value per share of the Surviving Series due to declines in market values of securities in the Surviving Series' portfolio, the discharge of Surviving Series' liabilities, or the redemption of Surviving Series Shares by shareholders of the Surviving Series, shall not constitute a material adverse change;

                (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Surviving Series required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Surviving Series' knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

                (k) For each taxable year of its operation (including the taxable year including the Closing Date), the Surviving Series has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company has been eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code;

                (l) All issued and outstanding shares of the Surviving Series are, and on the Closing Date will be, duly and validly issued and outstanding, will be fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. Except for (x) the right of Class B shares of the Merged Series to automatically convert into Class A shares of the Surviving Series seven years after purchase, or (y) in connection with any automatic dividend reinvestment plan available to the Surviving Series' shareholders, the Surviving Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Surviving Series, nor is there outstanding any security convertible into any shares of the Surviving Series;

                (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Phoenix Equity Series, on behalf of the Surviving Series, and this Agreement will constitute a valid and binding obligation of the Phoenix Equity Series, on behalf of the Surviving Series, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                (n) Surviving Series Shares to be issued and delivered to the Merging Series, for the account of the Merging Series Shareholders, pursuant to the terms of this Agreement, will on the Closing

Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Surviving Series Shares, and will be fully paid and non-assessable;

                (o) The information to be furnished by the Phoenix Equity Series for use in the registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the NASD) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto;

                (p) That insofar as it relates to the Surviving Series, the Registration Statement relating to the Surviving Series Shares issuable hereunder, and the Proxy Statement to be included in the

Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Merging Series contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading provided, however, that the representations and warranties in this subparagraph
(p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Merging Series for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder;

                (q) The majority of the Trustees of the Phoenix Equity Series are not interested persons of the Phoenix Equity Series, and those directors select and nominate any of the disinterested directors of the Phoenix Equity Series; and

                (r) Any person who acts as legal counsel for the disinterested directors of the Phoenix Equity Series is an independent legal counsel as such term is defined under applicable law.

5. COVENANTS OF THE PHOENIX EQUITY SERIES AND THE PHOENIX TRUST, ON BEHALF OF THE SURVIVING SERIES AND THE MERGING SERIES, RESPECTIVELY

         5.1 The Surviving Series and the Merging Series each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

         5.2 The Phoenix Trust will call a meeting of the shareholders of the Merging Series to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein.

         5.3 The Phoenix Equity Series covenants that the Surviving Series Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

         5.4 Subject to the provisions of this Agreement, the Trusts will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.5 As soon as is reasonably practicable after the Closing, the Merging Series will make a liquidating distribution to its shareholders consisting of the Surviving Series Shares received at the Closing.

         5.6 The Phoenix Trust will provide the Phoenix Equity Series with information reasonably necessary for the preparation of a registration statement on Form N-14 to the Merged Series (the "Registration Statement"), such Registration statement to consist of, without limitation, a prospectus and Proxy Statement.

         5.7 The Phoenix Trust, on behalf of the Merging Series, covenants that it will, from time to time, as and when reasonably requested by the Phoenix Equity Series, on behalf of the Surviving Series, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Phoenix Equity Series, on behalf of the Surviving

Series, may reasonably deem necessary or desirable in order to carry out the intent and purpose of this Agreement to vest in and confirm (a) the Phoenix Trust's, on behalf of the Merging Series', title to and possession of the Surviving Series Shares to be delivered hereunder, and (b) the Phoenix Equity Series' on behalf of the Surviving Series', title to and possession of all the Assets.

         5.8 The Surviving Series will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as may be necessary in order to continue its operations after the Closing Date.

         5.9    (a)    Subject to governing law, until the fifth anniversary of
the Closing Date, the Phoenix Equity Series, on behalf of itself and any successor thereto by reason of merger, reorganization, sale or other similar transaction, shall: (a) continue that certain joint insured bond referred to as Investment Management Insurance Policy No. 281-35-77 issued by American International Specialty Lines Insurance Company (such policy, or any replacement thereof during the operative period referenced above shall hereafter be referred to as the "D&O/E&O Insurance"), or such greater insurance as the Phoenix Equity Series and all other requisite parties to such joint insured bond shall reasonably determine; and (b) maintain those indemnity provisions as provided in the current Declaration of Trust of the Phoenix Equity Series and By-Laws applicable with regard to the proper and lawful activities of a trustee (the "Indemnity").

                (b) In the event that the D&O/E&O Insurance shall be terminated during the period transpiring from the Closing Date until the fifth anniversary thereof, then the Phoenix Equity Series, individually or together with one or more parties to the above referenced joint insured bond, will use its best efforts to procure a directors' and officers errors and omissions insurance policy for the benefit of the Trustees of the Phoenix Trust, among others, for claims made against such Trustees during the period stated above, on not less than substantially the same terms and conditions, including, without limitation, exclusions from coverage, retention limits and limitations of liability, as exist for the benefit of such Trustees under the D&O/E&O Insurance Policy existing as of the Closing Date.

                (c) The D&O/E&O Insurance and Indemnity shall apply equally to the trustees of the Phoenix Trust (constituted as of the date of this Agreement) as they apply to the trustees of the Phoenix Equity Series.

                (d) Nothing in this Paragraph 5.9 shall be construed as imposing an obligation on the Phoenix Equity Series to take any action to the extent such action would be prohibited by governing law or the exercise of the fiduciary duties of the board of trustees of the Phoenix Equity Series.

                (e) In the event that the D&O/E&O Insurance shall be terminated during the period transpiring from Closing until the fifth anniversary thereof, and the Phoenix Equity Series shall fail or be unwilling to fulfill its obligations pursuant to clause (b) of this Paragraph 5.9, then Phoenix Investment Counsel, Inc, the adviser to the Phoenix Equity Series, individually or together with one or more parties to the above referenced joint insured bond, will use its best efforts to procure a directors' and officers errors and omissions insurance policy for the benefit of the Trustees of the Phoenix Trust, among others, for claims made against such Trustees during the period stated above, on not less than substantially the same terms and conditions, including, without limitation, exclusions from coverage, retention limits and limitations of liability, as exist for the benefit of such Trustees under the D&O/E&O Insurance Policy existing as of the Closing Date. The foregoing notwithstanding, in no event shall Phoenix Investment Counsel, Inc., nor any of its affiliates, subsidiaries, parent companies, officers, employees or directors, in any way be liable or otherwise obligated to directly or indirectly indemnify or hold harmless the Trustees of the Phoenix Trust for any loss, cost or liability (including attorneys fees) arising in connection with the subject transaction or with regard to any claims or causes of action as might have been subject to possible coverage pursuant to the above described coverage whether or not such coverage is available in accordance with the terms of this clause.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE MERGING SERIES

         The obligations of the Phoenix Trust, on behalf of the Merging Series, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Phoenix Equity Series, on behalf of the Surviving Series, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations and warranties of the Phoenix Equity Series, on behalf of the Surviving Series, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         6.2 The Phoenix Equity Series, on behalf of the Surviving Series, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Phoenix Equity Series, on behalf of the Surviving Series, on or before the Closing Date; and

         6.3 The Merging Series and the Surviving Series shall have agreed on the number of full and fractional Surviving Series Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING SERIES

         The obligations of the Phoenix Equity Series, on behalf of the Surviving Series, to complete the transactions provided for herein shall be subject, at its election, to the performance by the Phoenix Trust, on behalf of the Merging Series, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations and warranties of the Phoenix Trust, on behalf of the Merging Series, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         7.2 The Phoenix Trust, on behalf of the Merging Series, shall have delivered to the Surviving Series a statement of the Assets and the Liabilities, as of the Closing Date, certified by the Treasurer or any Assistant Treasurer of the Phoenix Trust;

         7.3 The Phoenix Trust, on behalf of the Merging Series, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Phoenix Trust, on behalf of the Merging Series, on or before the Closing Date;

         7.4 The Merging Series and the Surviving Series shall have agreed on the number of full and fractional Surviving Series Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

         7.5 The Merging Series shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING SERIES AND THE MERGING SERIES

         If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Phoenix Trust, on behalf of the Merging Series, or the Phoenix Equity Series, on behalf of the Surviving Series, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Merging Series in accordance with the provisions of the Phoenix Trust's Declaration of Trust, and applicable Delaware law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Phoenix Trust nor the Phoenix Equity Series may waive the conditions set forth in this paragraph 8.1;

         8.2 On the Closing Date, no action, suit or other proceeding shall be pending or, to each Trust's knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Phoenix Trust or the Phoenix Equity Series to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Series or the Merging Series, provided that either party hereto may for itself waive any of such conditions;

         8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

         8.5 The parties shall have received the signed opinion of Shearman & Sterling LLP, addressed to the parties hereto and Phoenix Investment Counsel, Inc. in the form agreed upon by the parties hereto, substantially to the effect that, based upon certain facts, and the Officer's Certificate, the transaction contemplated by this Agreement, will for federal income tax purposes, qualify as a tax free reorganization described in Section 368(a) of the Code. The delivery of such opinion is conditioned upon receipt of an Officer's Certificate substantially in the form agreed upon by the parties.

9.       BROKERAGE FEES AND EXPENSES

         9.1 The Phoenix Trust, on behalf of the Merging Series, and the Phoenix Equity Series, on behalf of the Surviving Series, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         9.2 The expenses relating to the proposed Reorganization arising from and after approval by each respective board of trustees, will be borne by Phoenix Investment Partners, Ltd. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Surviving Series' prospectus and the Merging Series' proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Phoenix Trust and the Phoenix Equity Series have not made any representation, warranty or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.      TERMINATION

         This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party: (i) by mutual agreement of the parties, or (ii) either party if the Closing shall not have occurred on or before June 30, 2004, unless such date is extended by mutual agreement of the parties, or
(iii) either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Phoenix Trust and the Phoenix Equity Series;

provided, however, that following the meeting of the shareholders of the Merging Series called by the Phoenix Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Surviving Series Shares to be issued to the Merging Series Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the parties hereto at their principal place of business.

14.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
         LIABILITY

         14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

         14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         14.5 It is expressly agreed that the obligations of the Phoenix Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Phoenix Trust personally, but shall bind only the trust property of the Merging Series, as provided in the Declaration of Trust of the Phoenix Trust. The execution and delivery by such officers of the Phoenix Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Merging Series as provided in the Declaration of Trust of the Phoenix Trust. The Phoenix Trust is a series company with multiple series, and the Phoenix Trust has entered into this Agreement on behalf of one such series, the Merging Series. With respect to any obligation of the Phoenix Trust arising hereunder, the Phoenix Equity Series and the Surviving Series shall look for payment or satisfaction of such obligations solely to the assets and property of the Merging Series.

         14.6 It is expressly agreed that the obligations of the Phoenix Equity Series hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Phoenix Equity Series personally, but shall bind only the trust property of the Surviving Series, as provided in the Declaration of Trust of the Phoenix Equity Series. The execution and delivery by such officers of the Phoenix Equity Series shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Surviving Series as provided in the Declaration of Trust of the Phoenix Equity Series. The Phoenix

Equity Series is a series company with two portfolio series, and the Phoenix Equity Series has entered into this Agreement on behalf of one such series, the Surviving Series. With respect to any obligation of the Phoenix Equity Series arising hereunder, the Phoenix Trust and the Merging Series shall look for payment or satisfaction of such obligations solely to the assets and property of the Surviving Series.

         14.7 Except as specifically provided herein, the sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein as set forth in Sections 6 and 7.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest: PHOENIX EQUITY SERIES FUND, ON BEHALF OF THE PHOENIX-OAKHURST GROWTH & INCOME FUND

__________________________________        By: _______________________________
SECRETARY

                                          Title: _______________________________


Attest:                                   PHOENIX TRUST, ON BEHALF OF THE
                                          PHOENIX-OAKHURST STRATEGY FUND

__________________________________        By: _______________________________
SECRETARY

                                          Title: _______________________________

Agreed and accepted with respect
to Paragraphs 5.9(e) and 14.7
this ___ day of _______,
2004.

PHOENIX INVESTMENT COUNSEL, INC.

By:______________________________
Name
Title

Agreed and accepted with respect
to Paragraphs 9.2 and 14.7
this ___ day of _______,
2004.

PHOENIX INVESTMENT PARTNERS, LTD.

By:______________________________
Name
Title

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                          Acquisition of the Assets of

                         PHOENIX-OAKHURST STRATEGY FUND
                                   a series of
                                  Phoenix Trust
                          900 Third Avenue, 31st Floor
                               New York, NY 10022
                                 (800) 243-1574

                        By and in Exchange for Shares of

                      PHOENIX-OAKHURST GROWTH & INCOME FUND
                                   a series of
                           Phoenix Equity Series Fund
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574

         This Statement of Additional Information, relating specifically to the proposed transfer of all or substantially all of the assets and certain identified liabilities of Phoenix-Oakhurst Strategy Fund (the "Strategy Fund"), a series of Phoenix Trust, to Phoenix-Oakhurst Growth & Income Fund (the "Growth & Income Fund"), a series of Phoenix Equity Series Fund, in exchange for shares of the corresponding class of the Growth & Income Fund, consists of this cover page and the following described documents:

         (1) the Statement of Additional Information of the Phoenix Equity Series Fund, as filed via EDGAR on Form N-1A on December 30, 2003 effective December 31, 2003 with Post-Effective Amendment No. 9 and incorporated by reference;

         (2) the Statement of Additional Information of the Phoenix Trust, as filed via EDGAR on Form N-1A on April 28, 2003 with Post-Effective Amendment No. 55, and supplements dated June 24, 2003, September 17, 2003 and November 13, 2003 to the Prospectus dated May 1, 2003, and incorporated by reference;

         (3) the Annual Report of the Phoenix Equity Series Fund for the year ended August 31, 2003 as filed via EDGAR on Form N-CSR on November 4, 2003, and incorporated by reference;

         (4) the Annual Report of the Phoenix Trust for the year ended December 31, 2002 as filed via EDGAR on Form N-30D on March 5, 2003, and incorporated by reference;

         (5) the Semi-Annual Report of the Phoenix Trust for the six months ended June 30, 2003 as filed via EDGAR on Form N-CSRS on September 5, 2003 and incorporated by reference; and

         (6) the Pro Forma Financial Statements, filed herewith.

         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated January 30, 2004. A copy of the Prospectus/Proxy Statement may be obtained without charge by contacting Phoenix Equity Planning Corporation ("Equity Planning") at 56 Prospect Street, P. O. Box 150480, Hartford, CT 06115-0480 or by telephoning Equity Planning toll free at 1(800) 243-4361.

         The date of this Statement of Additional Information is January 30,
2004.

 Phoenix-Oakhurst Growth & Income Fund/Phoenix-Oakhurst Strategy Fund
 Pro Forma Combining Schedule of Investments
 August 31, 2003 (Unaudited)

 Shares or Par Value                                                                 Value
 ================ ================= =============  ================================= ================ ================ =============
 Phoenix-Oakhurst  Phoenix-Oakhurst Pro Forma                                        Phoenix-Oakhurst Phoenix-Oakhurst Pro Forma
 Growth & Income   Strategy         Combining       DESCRIPTION                      Growth & Income  Strategy         Combining
 Fund              Fund             Portfolios                                       Fund             Fund             Portfolios
 ================ ================= =============  ================================= ================ ================ =============

                                                   COMMON STOCKS--98.9%
           11,000             4,200        15,200  3M Co.                                   1,567,170          598,374    2,165,544
           42,900            16,400        59,300  Abbott Laboratories                      1,728,870          660,920    2,389,790
           16,300             6,200        22,500  Aetna, Inc.                                929,100          353,400    1,282,500
           10,300             3,900        14,200  AFLAC, Inc.                                329,703          124,839      454,542
           11,700             4,500        16,200  AGL Resources, Inc.                        325,611          125,235      450,846
            4,500             1,700         6,200  Alexander & Baldwin, Inc.                  131,760           49,776      181,536
           98,300            37,700       136,000  Allstate Corp. (The)                     3,514,225        1,347,775    4,862,000
           17,300             6,600        23,900  ALLTEL Corp.                               792,340          302,280    1,094,620
           58,300            22,300        80,600  Altria Group, Inc.                       2,403,126          919,206    3,322,332
           20,000             7,700        27,700  AMBAC Financial Group, Inc.              1,298,400          499,884    1,798,284
           24,800             9,500        34,300  Amerada Hess Corp.                       1,169,320          447,925    1,617,245
           40,800            15,600        56,400  American Electric Power Co., Inc.        1,155,048          441,636    1,596,684
           58,800            22,500        81,300  American Express Co.                     2,648,940        1,013,625    3,662,565
            5,400             2,100         7,500  Amgen, Inc.                                355,860          138,390      494,250
           39,400            15,100        54,500  Andrew Corp.                               487,772          186,938      674,710
          167,100            64,000       231,100  AOL Time Warner, Inc.                    2,733,756        1,047,040    3,780,796
           20,000             7,700        27,700  Aon Corp.                                  444,000          170,940      614,940
           10,500             4,000        14,500  Apache Corp.                               724,290          275,920    1,000,210
           36,400            13,900        50,300  AT&T Corp.                                 811,720          309,970    1,121,690
          105,400            40,400       145,800  AT&T Wireless Services, Inc.               908,548          348,248    1,256,796
           22,000             8,400        30,400  Avnet, Inc.                                397,100          151,620      548,720
           83,300            31,900       115,200  Bank of America Corp.                    6,601,525        2,528,075    9,129,600
           40,200            15,400        55,600  Bank One Corp.                           1,586,694          607,838    2,194,532
           10,300             3,900        14,200  Bard (C.R.), Inc.                          690,100          261,300      951,400
           17,200             6,600        23,800  Bausch & Lomb, Inc.                        725,152          278,256    1,003,408
            7,200             2,800        10,000  Bear Stearns Cos., Inc. (The)              503,856          195,944      699,800
           20,900             8,000        28,900  Becton, Dickinson and Co.                  763,686          292,320    1,056,006
          109,500            41,900       151,400  BellSouth Corp.                          2,759,400        1,055,880    3,815,280
           21,200             8,100        29,300  Black & Decker Corp.                       906,936          346,518    1,253,454
           20,800             8,000        28,800  Block (H&R), Inc.                          917,280          352,800    1,270,080
           46,000            17,600        63,600  Blockbuster, Inc. Class A                  942,540          360,624    1,303,164
           17,300             6,600        23,900  BMC Software, Inc.                         253,964           96,888      350,852
           30,500            11,700        42,200  Briggs & Stratton Corp.                  1,793,400          687,960    2,481,360
          110,900            42,500       153,400  Bristol-Myers Squibb Co.                 2,813,533        1,078,225    3,891,758
            8,700             3,300        12,000  Capital Automotive REIT                    248,559           94,281      342,840
           28,700            11,000        39,700  Cendant Corp.                              516,026          197,780      713,806
           54,300            20,800        75,100  ChevronTexaco Corp.                      3,956,841        1,515,696    5,472,537
          277,900           106,500       384,400  Cisco Systems, Inc.                      5,321,785        2,039,475    7,361,260
          145,200            55,600       200,800  Citigroup, Inc.                          6,294,420        2,410,260    8,704,680
           25,500             9,800        35,300  Claiborne (Liz), Inc.                      878,985          337,806    1,216,791
           16,200             6,200        22,400  Claire's Stores, Inc.                      559,710          214,210      773,920
           47,700            18,300        66,000  Clorox Co. (The)                         2,043,945          784,155    2,828,100
           19,900             7,600        27,500  Commonwealth Telephone                     785,254          299,896    1,085,150
                                                   Enterprises, Inc.
            7,100             2,700         9,800  Computer Sciences Corp.                    302,247          114,939      417,186
           71,500            27,400        98,900  ConAgra Foods, Inc.                      1,573,000          602,800    2,175,800
            8,600             3,300        11,900  Cresent Real Estate Equities Co.           124,786           47,883      172,669
           13,700             5,200        18,900  Deere & Co.                                774,187          293,852    1,068,039
           81,000            31,000       112,000  Dell, Inc.                               2,643,030        1,011,530    3,654,560
           27,000            10,300        37,300  Dial Corp. (The)                           547,290          208,781      756,071
           38,200            14,600        52,800  DoubleClick, Inc.                          430,514          164,542      595,056
           69,300            26,500        95,800  Eastman Kodak Co.                        1,932,777          739,085    2,671,862
           15,000             5,700        20,700  Eaton Corp.                              1,404,600          533,748    1,938,348
           76,400            29,300       105,700  EMC Corp.                                  974,100          373,575    1,347,675
           19,000             7,300        26,300  Emulex Corp.                               459,990          176,733      636,723
           24,700             9,500        34,200  Energizer Holdings, Inc.                   908,466          349,410    1,257,876
           41,800            16,000        57,800  Entergy Corp.                            2,192,410          839,200    3,031,610
           35,900            13,800        49,700  Exelon Corp.                             2,114,510          812,820    2,927,330
           50,600            19,400        70,000  ExpressJet Holdings, Inc.                  685,630          262,870      948,500
          211,800            81,100       292,900  Exxon Mobil Corp.                        7,984,860        3,057,470   11,042,330
            8,000             3,100        11,100  Fannie Mae                                 518,320          200,849      719,169
           31,400            12,000        43,400  Federated Department Stores, Inc.        1,372,180          524,400    1,896,580
           14,100             5,400        19,500  First Data Corp.                           541,440          207,360      748,800
           38,800            14,900        53,700  First Tennessee National Corp.           1,604,380          616,115    2,220,495
           37,500            14,400        51,900  FleetBoston Financial Corp.              1,109,625          426,096    1,535,721
           98,900            37,900       136,800  Ford Motor Co.                           1,143,284          438,124    1,581,408
           21,600             8,300        29,900  Fortune Brands, Inc.                     1,218,240          468,120    1,686,360
           10,600             4,100        14,700  Fox Entertainment Group, Inc.
                                                   Class A                                    334,748          129,478      464,226
           14,400             5,500        19,900  Freddie Mac                                765,360          292,325    1,057,685
           14,100             5,400        19,500  Fresh Del Monte Produce, Inc.              391,275          149,850      541,125
           77,100            29,500       106,600  Gap, Inc. (The)                          1,610,619          616,255    2,226,874
          115,800            44,400       160,200  General Electric Co.                     3,424,206        1,312,908    4,737,114
            7,100             2,700         9,800  General Motors Corp.                       291,810          110,970      402,780
          186,600            71,500       258,100  GlobespanVirata, Inc.                    1,420,026          544,115    1,964,141
            3,700             1,400         5,100  Goldman Sachs Group, Inc. (The)            327,413          123,886      451,299
           53,400            20,500        73,900  Great Plains Energy, Inc.                1,546,464          593,680    2,140,144
           13,200             5,100        18,300  GTECH Holdings Corp.                       559,416          216,138      775,554
           19,400             7,400        26,800  Guidant Corp.                              973,880          371,480    1,345,360
           16,000             6,100        22,100  Hasbro, Inc.                               296,000          112,850      408,850
          140,400            53,800       194,200  Hewlett-Packard Co.                      2,796,768        1,071,696    3,868,464
           32,800            12,600        45,400  Hibernia Corp. Class A                     680,600          261,450      942,050
           19,300             7,400        26,700  Home Depot, Inc. (The)                     620,688          237,984      858,672
            6,600             2,500         9,100  IMS Health, Inc.                           128,502           48,675      177,177
           45,800            17,500        63,300  Ingersoll-Rand Co. Class A               2,726,016        1,041,600    3,767,616
          276,200           105,800       382,000  Intel Corp.                              7,904,844        3,027,996   10,932,840
           50,600            19,400        70,000  International Business Machines
                                                   Corp.                                    4,149,706        1,590,994    5,740,700
           13,100             5,000        18,100  Intuit, Inc.                               593,692          226,600      820,292
            2,300               900         3,200  Invitrogen Corp.                           132,641           51,903      184,544
           19,000             7,300        26,300  iStar Financial, Inc.                      696,540          267,618      964,158
          118,800            45,500       164,300  J.P. Morgan Chase & Co.                  4,065,336        1,557,010    5,622,346
           84,600            32,400       117,000  Johnson & Johnson                        4,194,468        1,606,392    5,800,860


 Phoenix-Oakhurst Growth & Income Fund/Phoenix-Oakhurst Strategy Fund
 Pro Forma Combining Schedule of Investments
 August 31, 2003 (Unaudited)

 Shares or Par Value                                                                 Value
 ================ ================= =============  ================================= ================ ================ =============
 Phoenix-Oakhurst  Phoenix-Oakhurst Pro Forma                                        Phoenix-Oakhurst Phoenix-Oakhurst Pro Forma
 Growth & Income   Strategy         Combining       DESCRIPTION                      Growth & Income  Strategy         Combining
 Fund              Fund             Portfolios                                       Fund             Fund             Portfolios
 ================ ================= =============  ================================= ================ ================ =============

           66,000            25,300        91,300  Kellogg Co.                              2,212,980          848,309    3,061,289
           12,400             4,700        17,100  Lear Corp.                                 688,820          261,085      949,905
           16,500             6,300        22,800  Lehman Brothers Holdings, Inc.           1,084,545          414,099    1,498,644
           31,000            11,900        42,900  Lennox International, Inc.                 500,960          192,304      693,264
            6,200             2,400         8,600  Lexmark International, Inc.                415,648          160,896      576,544
           10,300             3,900        14,200  Lincoln National Corp.                     364,826          138,138      502,964
           19,800             7,600        27,400  Lockheed Martin Corp.                    1,014,354          389,348    1,403,702
           28,200            10,800        39,000  LSI Logic Corp.                            325,428          124,632      450,060
           21,300             8,200        29,500  Lubrizol Corp.                             724,200          278,800    1,003,000
           11,000             4,200        15,200  MacDermid, Inc.                            314,490          120,078      434,568
           15,500             5,900        21,400  Marsh & McLennan Cos., Inc.                775,000          295,000    1,070,000
           65,400            25,100        90,500  Mattel, Inc.                             1,263,528          484,932    1,748,460
           99,300            38,000       137,300  MBNA Corp.                               2,317,662          886,920    3,204,582
           18,800             7,200        26,000  McGraw-Hill Cos., Inc. (The)             1,146,800          439,200    1,586,000
           33,400            12,800        46,200  McKesson Corp.                           1,093,516          419,072    1,512,588
                1                 1             2  Medco Health Solutions, Inc.                    14               22           36
           77,500            29,700       107,200  Merck & Co., Inc.                        3,899,800        1,494,504    5,394,304
           56,900            21,800        78,700  Merrill Lynch & Co., Inc.                3,060,082        1,172,404    4,232,486
           90,300            34,600       124,900  MetLife, Inc.                            2,566,326          983,332    3,549,658
          349,600           133,900       483,500  Microsoft Corp.                          9,271,392        3,551,028   12,822,420
           21,200             8,100        29,300  Monsanto Co.                               545,052          208,251      753,303
           52,100            20,000        72,100  Morgan Stanley                           2,541,959          975,800    3,517,759
           70,000            26,800        96,800  Mylan Laboratories, Inc.                 2,548,000          975,520    3,523,520
           14,800             5,700        20,500  Nextel Communications, Inc.
                                                   Class A                                    285,344          109,896      395,240
            3,700             1,400         5,100  Nicor, Inc.                                125,763           47,586      173,349
           79,000            30,300       109,300  NiSource, Inc.                           1,527,860          586,002    2,113,862
          105,900            40,600       146,500  Occidental Petroleum Corp.               3,635,547        1,393,798    5,029,345
           28,700            11,000        39,700  Old Republic International Corp.           964,033          369,490    1,333,523
          145,700            55,800       201,500  Oracle Corp.                             1,862,046          713,124    2,575,170
            8,600             3,300        11,900  Oxford Health Plans, Inc.                  311,750          119,625      431,375
            7,300             2,800        10,100  PACCAR, Inc.                               621,960          238,560      860,520
           28,600            11,000        39,600  PanAmSat Corp.                             452,166          173,910      626,076
           31,300            12,000        43,300  PerkinElmer, Inc.                          517,702          198,480      716,182
          216,700            83,000       299,700  Pfizer, Inc.                             6,483,664        2,483,360    8,967,024
           21,500             8,200        29,700  PMC-Sierra, Inc.                           306,590          116,932      423,522
           26,700            10,200        36,900  PPL Corp.                                1,059,189          404,634    1,463,823
           23,500             9,000        32,500  Principal Financial Group, Inc.            739,310          283,140    1,022,450
           74,400            28,500       102,900  Procter & Gamble Co. (The)               6,494,376        2,487,765    8,982,141
           35,600            13,600        49,200  QUALCOMM, Inc.                           1,469,568          561,408    2,030,976
           28,800            11,000        39,800  RadioShack Corp.                           875,520          334,400    1,209,920
           10,800             4,100        14,900  Rockwell Automation, Inc.                  293,976          111,602      405,578
           39,400            15,100        54,500  RPM International, Inc.                    537,416          205,964      743,380
           13,400             5,100        18,500  Sara Lee Corp.                             254,332           96,798      351,130
          162,200            62,100       224,300  SBC Communications, Inc.                 3,647,878        1,396,629    5,044,507
            8,400             3,200        11,600  Schlumberger Ltd.                          415,884          158,432      574,316
           37,900            14,500        52,400  Sherwin-Williams Co. (The)               1,140,032          436,160    1,576,192
           30,800            11,800        42,600  Simon Property Group, Inc.               1,315,468          503,978    1,819,446
          179,700            68,800       248,500  Sprint Corp. (FON Group)                 2,654,169        1,016,176    3,670,345
           16,900             6,500        23,400  Storage Technology Corp.                   432,809          166,465      599,274
           16,100             6,200        22,300  Tekelec                                    281,428          108,376      389,804
           80,800            31,000       111,800  Texas Instruments, Inc.                  1,927,080          739,350    2,666,430
           32,200            12,300        44,500  Thermo Electron Corp.                      733,838          280,317    1,014,155
            6,200             2,400         8,600  Transocean, Inc.                           130,944           50,688      181,632
           30,000            11,500        41,500  Tyco International Ltd.                    617,400          236,670      854,070
          184,700            70,800       255,500  U.S. Bancorp                             4,414,330        1,692,120    6,106,450
           25,900             9,900        35,800  UnionBanCal Corp.                        1,216,005          464,805    1,680,810
           29,200            11,200        40,400  United Technologies Corp.                2,343,300          898,800    3,242,100
           55,800            21,400        77,200  UnitedHealth Group, Inc.                 2,758,194        1,057,802    3,815,996
           24,300             9,300        33,600  V. F. Corp.                                974,430          372,930    1,347,360
           65,900            25,200        91,100  VeriSign, Inc.                             986,523          377,244    1,363,767
           31,600            12,100        43,700  VERITAS Software Corp.                   1,089,568          417,208    1,506,776
          116,100            44,500       160,600  Verizon Communications, Inc.             4,100,652        1,571,740    5,672,392
           53,300            20,400        73,700  Viacom, Inc. Class B                     2,398,500          918,000    3,316,500
           24,200             9,300        33,500  Viad Corp.                                 577,896          222,084      799,980
           82,100            31,400       113,500  Wachovia Corp.                           3,460,515        1,323,510    4,784,025
           58,000            22,200        80,200  Wal-Mart Stores, Inc.                    3,431,860        1,313,574    4,745,434
            8,400             3,200        11,600  Washington Mutual, Inc.                    327,432          124,736      452,168
            8,300             3,200        11,500  Waters Corp.                               253,150           97,600      350,750
           18,700             7,200        25,900  WellPoint Health Networks, Inc.          1,458,600          561,600    2,020,200
           38,200            14,600        52,800  Winn-Dixie Stores, Inc.                    383,910          146,730      530,640
           21,000             8,000        29,000  Wolverine World Wide, Inc.                 422,100          160,800      582,900
           36,600            14,000        50,600  Wyeth                                    1,568,310          599,900    2,168,210
                                                                                     ---------------- ---------------- -------------
                                                   TOTAL COMMON STOCKS                    252,866,833       96,848,855  349,715,688

                                                   FOREIGN COMMON STOCKS--0.4%
           17,000             6,500        23,500  Autoliv, Inc.                              513,570          196,365      709,935
            9,200             3,500        12,700  RenaissanceRe Holdings Ltd.                384,560          146,300      530,860
                                                                                     ---------------- ---------------- -------------
                                                   TOTAL FOREIGN COMMON STOCKS                898,130          342,665    1,240,795

                                                   SHORT-TERM OBLIGATIONS--0.8%
          450,000           845,000     1,295,000  ABSC Capital Corp. 1.11%, 9/4/03           449,930          844,948    1,294,878
        1,150,000                 -     1,150,000  FHLB 1.02%, 9/3/03                       1,149,989                -    1,149,989
          430,000                 -       430,000  UBS Finance Delaware LLC 1.09%,
                                                        9/2/03                                429,961                -      429,961
                                                                                     ---------------- ---------------- -------------
                                                   TOTAL SHORT-TERM OBLIGATIONS             2,029,880          844,948    2,874,828

                                                   TOTAL INVESTMENTS--100.1%              255,794,843       98,036,468  353,831,311
                                                   (Identified cost $225,878,997,
                                                    $92,109,965 and $317,988,962)
                                                   Other assets and liabilities,
                                                    net---(0.1)%                             (108,524)        (160,936)    (269,460)
                                                                                     ---------------- ---------------- -------------

 Phoenix-Oakhurst Growth & Income Fund/Phoenix-Oakhurst Strategy Fund
 Pro Forma Combining Schedule of Investments
 August 31, 2003 (Unaudited)

 Shares or Par Value                                                                 Value
 ================ ================= =============  ================================= ================ ================ =============
 Phoenix-Oakhurst  Phoenix-Oakhurst Pro Forma                                        Phoenix-Oakhurst Phoenix-Oakhurst Pro Forma
 Growth & Income   Strategy         Combining       DESCRIPTION                      Growth & Income  Strategy         Combining
 Fund              Fund             Portfolios                                       Fund             Fund             Portfolios
 ================ ================= =============  ================================= ================ ================ =============


                                                   NET ASSETS--100.0%                $    255,686,319 $     97,875,532 $353,561,851
                                                                                     ================ ================ =============

                                  See Notes to Pro Forma Financial Statements

 Phoenix-Oakhurst Growth & Income Fund/Phoenix-Oakhurst Strategy Fund
 Pro Forma Combining Statement of Assets and Liabilities
 August 31, 2003 (Unaudited)


                                                      ================    ================    ================    ================
                                                      Phoenix-Oakhurst    Phoenix-Oakhurst                           Pro Forma
                                                      Growth & Income     Strategy              Adjustments          Combining
                                                      Fund                Fund                                       Portfolios
                                                      ================    ================    ================    ================

    ASSETS
    Investment securities at value
         (Identified cost $225,878,997,
          $92,109,965 and $317,988,962)               $    255,794,843    $     98,036,468                        $     353,831,311
    Cash                                                     1,152,730             371,549                                1,524,279
    Receivables                                                                                                                   -
      Fund shares sold                                         499,841              24,100                                  523,941
      Dividends and interest                                   442,301             179,136                                  621,437
      Receivable from adviser                                      128                 302                                      430
    Prepaid expenses                                             6,505               2,483                                    8,988
                                                      ----------------    ----------------    ----------------    -----------------
        Total assets                                       257,896,348          98,614,038                  -           356,510,386
                                                      ----------------    ----------------    ----------------    -----------------
    LIABILITIES
    Payables
      Investment securities purchased                        1,149,837             376,882                               1,526,719
      Fund shares repurchased                                  596,367             113,011                                 709,378
      Transfer agent fee                                       147,361              48,245                                 195,606
      Distribution and service fees                            132,299              49,008                                 181,307
      Investment advisory fee                                  114,637              63,647                                 178,284
      Financial agent fee                                       17,003               5,530                                  22,533
      Trustees' fee                                              1,598               6,160                                   7,758
    Accrued expenses                                            50,927              76,023                                 126,950
                                                      ----------------    ----------------    ----------------    -----------------
        Total liabilities                                    2,210,029             738,506                  -             2,948,535
                                                      ----------------    ----------------    ----------------    -----------------
    NET ASSETS                                        $    255,686,319    $     97,875,532                  -     $     353,561,851
                                                       ===============     ===============    ================     ================

    CLASS A
    Shares of beneficial interest outstanding               11,060,193           7,703,595          (2,721,843)(a)       16,041,945
    Net assets                                        $    131,169,093    $     59,083,581                        $     190,252,674

    Net asset value per share                         $          11.86    $           7.67                        $           11.86
    Offering price per share NAV/(1- 5.75%)           $          12.58    $           8.14                        $           12.58

    CLASS B
    Shares of beneficial interest outstanding                6,331,123             855,641            (284,832)(a)        6,901,932
    Net assets                                        $     72,051,194    $      6,495,803                        $      78,546,997

    Net asset value and offering price per share      $          11.38    $           7.59                        $           11.38

    CLASS C
    Shares of beneficial interest outstanding                4,608,613           4,265,430          (1,427,456)(a)        7,446,587
    Net assets                                        $     52,466,032    $     32,296,148                        $      84,762,180

    Net asset value and offering price per share      $          11.38    $           7.57                        $           11.38



    (a) Adjustment reflects additional shares issued in conversion.


            See Notes to Pro Forma Financial Statements.



 Phoenix-Oakhurst Growth & Income Fund/Phoenix-Oakhurst Strategy Fund
 Pro Forma Combining Statement of Operations
  September 1, 2002 through August 31, 2003 (Unaudited)




                                                      ================    ================    ================    ================
                                                      Phoenix-Oakhurst    Phoenix-Oakhurst                           Pro Forma
                                                      Growth & Income     Strategy              Adjustments          Combining
                                                      Fund                Fund                                       Portfolios
                                                      ================    ================    ================    ================

INVESTMENT INCOME
Dividends                                             $      5,363,501    $      2,022,088    $                   $       7,385,589
Interest                                                        19,814              13,214                                   33,028
Foreign taxes withheld                                         (16,708)             (6,471)                                 (23,179)
                                                      ----------------    ----------------    ----------------    -----------------
      Total investment income                                5,366,607           2,028,831                   -            7,395,438
                                                      ----------------    ----------------    ----------------    -----------------
EXPENSES
Investment advisory fee                                      1,939,471             729,186                   -            2,668,657
Distribution fee - Class A                                     334,790             169,661             (28,277)             476,174
Distribution and service fees, Class B                         718,052              81,239                   -              799,291
Distribution and service fees, Class C                         528,749             324,841                   -              853,590
Financial agent fee                                            209,325              63,335              (2,127)(a)          270,533
Transfer agent                                                 718,626             279,470              41,682            1,039,778
Printing                                                        53,868              51,788             (24,718)              80,938
Custodian                                                       46,908              45,749             (42,113)              50,544
Registration                                                    41,767              29,238             (25,115)              45,890
Professional                                                    31,562              94,096             (93,531)              32,127
Trustees                                                        27,991              26,544             (24,709)              29,826
Miscellaneous                                                   29,209              13,347             (19,399)              23,157
                                                      ----------------    ----------------    ----------------    -----------------
      Total expenses                                         4,680,318           1,908,495            (218,307)(b)        6,370,506
      Less exp borne by the advisor                           (512,900)                  -            (170,314)            (683,214)
      Custodian fees paid indirectly                               (27)                  -                                      (27)
                                                      ----------------    ----------------    ----------------    -----------------
     Net Expenses                                            4,167,391           1,908,495            (388,621)           5,687,265
                                                      ----------------    ----------------    ----------------    -----------------
NET INVESTMENT INCOME (LOSS)                                 1,199,216             120,336             388,621            1,708,173
                                                      ----------------    ----------------    ----------------    -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS

Net realized gain (loss) on securities                     (34,375,102)        (13,076,292)                  -          (47,451,394)

Net realized loss on foreign currency transactions                   -                   -                   -                    -

Net change in unrealized appreciation (depreciation)
on investments                                              50,731,384          20,075,012                   -           70,806,396

                                                      ----------------    ----------------    ----------------    -----------------
Net gain on investments                                     16,356,282           6,998,720                   -           23,355,002
                                                      ----------------    ----------------    ----------------    -----------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                       $     17,555,498           7,119,056             388,621           25,063,175
                                                      ================    ================    ================    =================


 Adjustments:

(a) Fees were adjusted to reflect the application of the fee schedule put into effect at 1/1/03.
(b) Reflects elimination of target fund contract.

 Note: The expenses for Oakhurst Growth and Income Fund are based on the expense schedule which became effective 06/30/03.


                                  See Notes to Pro Forma Financial Statements.

PHOENIX-OAKHURST GROWTH & INCOME FUND/PHOENIX-OAKHURST STRATEGY FUND NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
AUGUST 31, 2003

1.  BASIS OF COMBINATION

The unaudited Pro Forma Combined Portfolio of Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations give effect to the proposed merger of the Phoenix-Oakhurst Strategy Fund ("Strategy") into the Phoenix-Oakhurst Growth & Income Fund ("Growth & Income"). The proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger provides for the transfer of all or substantially all of the assets of Strategy to Growth & Income and the subsequent liquidation of Strategy. The accounting survivor in the proposed merger will be Growth & Income. This is because although Strategy has the same investment objective as Growth & Income, the surviving fund will invest in a style that is similar to the way in which Growth & Income is currently operated (including hedging and investment in debt securities). Additionally, Growth & Income has a significantly larger asset base than Strategy.

The pro forma combined statements should be read in conjunction with the historical financial statements of the constituent fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

Strategy and Growth & Income are both, open-end, management investment companies registered under the Investment Company Act of 1940, as amended.

2. SHARES OF BENEFICIAL INTEREST

The Pro Forma net asset value per share assumes the issuance of additional shares of Growth & Income which would have been issued at August 31, 2003 in connection with the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on the net assets, as of August 31, 2003, of Strategy Class A of $59,083,581 and the net asset value of Growth & Income Class A of $11.86; and the net assets of Strategy Class B of $6,495,803 and the net asset value of Growth & Income Class B of $11.38; and the net assets of Strategy Class C of $32,296,148 and the net asset value of Growth & Income Class C of $11.38. The Pro Forma Statement of Assets & Liabilities reflects the combined Pro Forma shares outstanding as calculated above.

3. PRO FORMA OPERATIONS

Pro Forma operating expenses include the expenses of Growth & Income restated to reflect the expense schedule which became effective June 30, 2003, the actual expenses of each Strategy and the combined Fund, with certain expenses adjusted to reflect the expected expenses of the combined entity. The investment advisory and financial agent fees have been calculated for the combined Fund based on the fee schedule in effect for Growth & Income at the combined level of average net assets for the period ended August 31, 2003.

4. PORTFOLIO VALUATION

Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

                                     PART C

                           PHOENIX EQUITY SERIES FUND

                                     PART C
                                OTHER INFORMATION

Item 15. Indemnification

         The response to this item is incorporated by reference to Part A of the Prospectus/Proxy Statement in this Registration Statement under the caption "Comparative Information on Shareholder Rights-Liability of Trustees."

         The Agreement and Plan of Reorganization provides:

         5.9 (a) Subject to governing law, until the fifth anniversary of the Closing Date, the Phoenix Equity Series, on behalf of itself and any successor thereto by reason of merger, reorganization, sale or other similar transaction, shall: (a) continue that certain joint insured bond referred to as Investment Management Insurance Policy No. 281-35-77 issued by American International Specialty Lines Insurance Company (such policy, or any replacement thereof during the operative period referenced above shall hereafter be referred to as the "D&O/E&O Insurance"), or such greater insurance as the Phoenix Equity Series and all other requisite parties to such joint insured bond shall reasonably determine; and (b) maintain those indemnity provisions as provided in the current Declaration of Trust of the Phoenix Equity Series and By-Laws applicable with regard to the proper and lawful activities of a trustee (the "Indemnity").

                  (b) In the event that the D&O/E&O Insurance shall be terminated during the period transpiring from the Closing Date until the fifth anniversary thereof, then the Phoenix Equity Series, individually or together with one or more parties to the above referenced joint insured bond, will use its best efforts to procure a directors' and officers errors and omissions insurance policy for the benefit of the Trustees of the Phoenix Trust, among others, for claims made against such Trustees during the period stated above, on not less than substantially the same terms and conditions, including, without limitation, exclusions from coverage, retention limits and limitations of liability, as exist for the benefit of such Trustees under the D&O/E&O Insurance Policy existing as of the Closing Date.

                  (c) The D&O/E&O Insurance and Indemnity shall apply equally to the trustees of the Phoenix Trust (constituted as of the date of this Agreement) as they apply to the trustees of the Phoenix Equity Series.

Item 16. Exhibits

(1) Agreement and Declaration of Trust of the Registrant, dated August 17, 2000, filed via EDGAR with Post-Effective Amendment No. 6 (File No. 333-29043) on December 15, 2000 and incorporated by reference.

(2) Bylaws of the Registrant filed via EDGAR with Post-Effective Amendment No. 6 on December 15, 2000 and incorporated by reference.

(3)      Not Applicable.

(4) Agreement and Plan of Reorganization (included as Exhibit A to the Prospectus/Proxy Statement contained in Part A of this Registration Statement).

(5) Reference is hereby made to Registrant's Agreement and Declaration of Trust referenced in Exhibit 1 and Registrant's Bylaws reference in
         Exhibit 2 above.

(6) Amended and Restated Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. dated November 20, 2002 covering Phoenix-Oakhurst Growth & Income Fund, as filed via EDGAR on Form N-1A on December 30, 2003 effective December 31, 2003 with Post-Effective Amendment No. 9 and incorporated by reference.

(7)(a) Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997 filed as Exhibit 6.1 via EDGAR with Post-Effective Amendment No. 1 on May 20, 1998 and incorporated by reference.

(7)(b) Updated Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers, as filed via EDGAR on Form N-1A on December 30, 2003 effective December 31, 2003 with Post-Effective Amendment No. 9 and incorporated by reference.

(7)(c) Form of Financial Institutional Sales Contract for the Phoenix Family of Funds filed as Exhibit 6.4 via EDGAR with Post-Effective Amendment No. 1 on May 20, 1998 and incorporated by reference.

(8)      Not Applicable.

(9)(a) Master Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997 filed as Exhibit 8.1 via EDGAR with Pre-Effective Amendment No. 3 on September 25, 1997 and incorporated by reference.

(9)(b) Amendment dated February 10, 2000 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company, as filed via EDGAR on Form N-1A on December 30, 2003 effective December 31, 2003 with Post-Effective Amendment No. 9 and incorporated by reference.

(9)(c) Amendment dated July 2, 2001 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company, as filed via EDGAR on Form N-1A on December 30, 2003 effective December 31, 2003 with Post-Effective Amendment No. 9 and incorporated by reference.

(9)(d) Amendment dated May 10, 2002 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company, as filed via EDGAR on Form N-1A on December 30, 2003 effective December 31, 2003 with Post-Effective Amendment No. 9 and incorporated by reference.

(10)(a)  Amended and Restated Distribution Plan for Class A Shares filed as
         Exhibit 15.1 via EDGAR with Post-Effective Amendment No. 1 on May 20, 1998 and incorporated by reference.

(10)(b) First Amendment of Phoenix Equity Series Fund Class A Shares Amended and Restated Distribution Plan, as filed via EDGAR on Form N-1A on December 30, 2003 effective December 31, 2003 with Post-Effective Amendment No. 9 and incorporated by reference.

(10)(c) Distribution Plan for Class B Shares filed via EDGAR with Post-Effective Amendment No. 5 on September 26, 2000 and incorporated by reference.

(10)(d) Distribution Plan for Class C Shares filed via EDGAR with Post-Effective Amendment No. 5 on September 26, 2000 and incorporated by reference.

(10)(e) Fourth Amended and Restated Plan pursuant to Rule 18f-3 effective September 1, 2002, as filed via EDGAR on Form N-1A on December 30, 2003 effective December 31, 2003 with Post-Effective Amendment No. 9 and incorporated by reference.

(10)(f) First Amendment to the Fourth Amended and Restated Plan pursuant to Rule 18f-3 as of August 20, 2003, as filed via EDGAR on Form N-1A on December 30, 2003 effective December 31, 2003 with Post-Effective Amendment No. 9 and incorporated by reference.

(11) Opinion and Consent of Matthew A. Swendiman, Esq. with respect to legality of the shares being issued (to be filed by Amendment).

(12) Opinion and Consent of Shearman & Sterling LLP with respect a tax free reorganization (to be filed by Amendment).

(13)(a) Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning Corporation filed as Exhibit 9.1 via EDGAR with Pre-Effective Amendment No. 1 on August 22, 1997 and incorporated by reference.

(13)(b) Sub-Transfer Agency Agreement between Phoenix Equity Planning Corporation and State Street Bank and Trust Company effective June 1, 1994 filed as Exhibit 9.2 via EDGAR with Post-Effective Amendment No. 1 on May 20, 1998 and incorporated by reference.

(13)(c) Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997 filed as
         Exhibit 9.3 via EDGAR with Post-Effective Amendment No. 1 on May 20, 1998 and incorporated by reference.

(13)(d) First Amendment to the Amended and Restated Financial Agreement between Registrant and Phoenix Equity Planning Corporation effective as of February 27, 1998 filed as Exhibit 9.4 via EDGAR with Post-Effective Amendment No. 1 on May 20, 1998 and incorporated by reference.

(13)(e) Second Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation effective as of June 1, 1998 filed as Exhibit 99.BH5 via EDGAR with Post-Effective Amendment No. 2 on October 30, 1998 and incorporated herein by reference.

(13)(f) Third Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation, as filed via EDGAR on Form N-1A on December 30, 2003 effective December 31, 2003 with Post-Effective Amendment No. 9 and incorporated by reference.

(13)(g) Amended and Restated Code of Ethics of the Trust, Adviser and Distributor effective November 19, 2003, as filed via EDGAR on Form N-1A on December 30, 2003 effective December 31, 2003 with Post-Effective Amendment No. 9 and incorporated by reference.

(14)     *Consent of PricewaterhouseCoopers LLP, filed herewith.

(15)     Not Applicable.

(16) Powers of Attorney filed as Exhibit q via EDGAR with Post-Effective Amendment No. 8 on December 30, 2002 and incorporated by reference.

(17)(a) Form of Proxy Card for Phoenix-Oakhurst Strategy Fund, previously filed, via EDGAR with the Initial Registration Statement (No. 333-111462) on December 23, 2003.

(17)(b) Current Prospectus of the Phoenix-Equity Series Fund, as filed via EDGAR on Form N-1A on December 30, 2003 effective December 31, 2003 with Post-Effective Amendment No. 9 and incorporated by reference.

-----------------

*Filed herewith.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an Opinion of Counsel or a copy of an IRS ruling supporting the tax consequences of the Reorganization within a reasonable time after receipt of such opinion or ruling.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of Hartford and State of Connecticut on the 30th day of January, 2004.

                                               PHOENIX EQUITY SERIES FUND


                                               By:/s/ Philip R. McLoughlin
                                                  ------------------------
                                               Name:     Philip R. McLoughlin
                                               Title:    President

         As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated as of the 30th day of January, 2004.

Signature                                                     Title
---------                                                     -----

                                                              Trustee
-------------------------------------------------
E. Virgil Conway*


/s/ Nancy G. Curtiss                                          Treasurer
-------------------------------------------------             (Principal Financial and Accounting Officer)
Nancy G. Curtiss*


                                                              Trustee
-------------------------------------------------
Harry Dalzell-Payne*


                                                              Trustee
-------------------------------------------------
Francis E. Jeffries*


                                                              Trustee
-------------------------------------------------
Leroy Keith, Jr.*


                                                              Trustee
-------------------------------------------------
Marilyn E. LaMarche*


/s/ Philip R. McLoughlin                                      President and Trustee
-------------------------------------------------             (Principal Executive Officer)
Philip R. McLoughlin*


                                                              Trustee
-------------------------------------------------
Geraldine M. McNamara*


                                                              Trustee
-------------------------------------------------
Everett L. Morris*

                                                              Trustee
-------------------------------------------------
James M. Oates*


                                                              Trustee
-------------------------------------------------
Richard E. Segerson*


                                                              Trustee
-------------------------------------------------
Lowell P. Weicker, Jr.*


By /s/ Philip R. McLoughlin
     --------------------------------------------
Philip R. McLoughlin


*Philip R. McLoughlin, pursuant to powers of attorney, filed as Exhibit q via EDGAR with Post-Effective Amendment No. 8 on December 30, 2002 and incorporated by reference.

                                Index To Exhibits
                                -----------------

(14) Consent of PricewaterhouseCoopers LLP